SCHEDULE 14A
                              (Rule 14a-101)
                  INFORMATION REQUIRED IN PROXY STATEMENT

                         SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the Securities
           Exchange Act of 1934 (Amendment No.                 )
Filed by the Registrant  x
Filed by a Party other than the Registrant

Check the appropriate box:
X Preliminary Proxy Statement
                                             Confidential, for Use of Commission
                                             Only (as permitted by
                                             Rule 14a-6(e)(2))
  Definitive Proxy Statement
  Definitive Additional Materials
  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       Montgomery Ward Holding Corp.
             (Name of Registrant as Specified in Its Charter)


 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

x  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
   $500 per each party to the controversy pursuant to Exchange Act
     Rules 14a-6(i)(3).
   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:



  (2)  Aggregate number of securities to which transactions applies:



  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



  (4)  Proposed maximum aggregate value of transaction:



  (5)  Total fee paid:



  Fee paid previously with preliminary materials.



  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1)  Amount previously paid:



  (2)  Form, Schedule or Registration Statement No.:



  (3)  Filing Party:



  (4)  Date Filed:

PRELIMINARY COPIES
                           PROXY STATEMENT



                       MONTGOMERY WARD HOLDING CORP.
                           Montgomery Ward Plaza
                          Chicago, Illinois 60671
                              (312) 467-2000


    This Proxy Statement, dated December __, 1995, is furnished in connection with the solicitation by the Board of Directors of Montgomery Ward Holding Corp. ("MW Holding" or the "Company") of written consents to take the actions contemplated hereby in lieu of a special meeting of the stockholders of the Company. This Proxy Statement, the Company's Annual Report on Form 10-K for the fiscal year ended January 1, 1995, the Company's Quarterly Report on Form 10-Q for the period ended September 30, 1995 and an accompanying form of written consent in lieu of meeting will be mailed to stockholders of record on or about December __, 1995.

RECORD DATE AND OUTSTANDING VOTING SECURITIES

    Stockholders of record at the close of business on December 2, 1995, are entitled to vote the shares held on that date. The number of voting securities of MW Holding outstanding on December 2, 1995 was 19,020,394 shares of Class A Common Stock, Series 1, $0.01 par value ("Series 1 Shares"), owned by three stockholders of record; 787,428 shares of Class A Common Stock, Series 2, $0.01 par value ("Series 2 Shares", and together with the Series 1 Shares, the "Class A Shares"), owned by one stockholder of record; and 25,000,000 shares of Class
B Common Stock, $0.01 par value (the "Class B Shares" and together with the Class A Shares, the "Common Stock"), owned by one stockholder of record. Each share of Class A Common Stock, Series 1, Class A Common Stock, Series 2, and Class B Common Stock is entitled to one vote. In addition, holders of outstand-ing shares of Senior Preferred Stock, par value $1.00 per share ("Senior Pre-ferred Stock"), voting as a class, will also be entitled to vote on the matter set forth in this Proxy Statement. The number of shares of Preferred Stock out-standing as of December 2, 1995 is 750 held by one stockholder of record.

GIVING OF CONSENTS

    Stockholders are urged to read carefully the material in this Proxy Statement, sign the written consent to the proposed amendment to the certificate of incorporation of the Company (the "Certificate of Incorporation") and date and return the written consent. A stockholder giving a written consent may revoke it at any time prior to the filing of the amendment to the Certificate of Incorporation by written notice of revocation to the Secretary of the Company. Stockholders are requested to return the consent with respect to the amendment to the Certificate of Incorporation to the Company by delivery to the attention of Spencer H. Heine, Esq., Secretary, at the Company's executive offices by December 29, 1995.

REQUISITE VOTE

    The affirmative vote of a majority of the shares of Common Stock outstanding and the Senior Preferred Stock outstanding is required for approval of the amendment to the Certificate of Incorporation to be voted upon.

                 AMENDMENT TO CERTIFICATE OF INCORPORATION

INTRODUCTION

    On December __, 1995, by unanimous written consent, the Board of Directors of the Company authorized an amendment to the Certificate of Incorporation (the "Amendment"), a form of which amendment is attached to this Proxy Statement as Annex A. The Board of Directors recommends a vote FOR the Amendment.

    The Amendment would authorize a new series of senior preferred stock of the Company (the "Class B Senior Preferred Stock") with characteristics as described herein. The Board of Directors expects to issue 1,000 shares of the Class B Senior Preferred Stock to General Electric Capital Corporation ("GE Capital") in exchange for $__________ in cash. The Company is required to pay GE Capital's legal fees in connection with the purchase of the Senior Preferred Stock. GE Capital is presently the holder of all of the outstanding Class B Common Stock and all of the outstanding Senior Preferred Stock. The Board of Directors has determined that it is in the best interests of the Company to so issue the Class B Senior Preferred Stock and use the proceeds to acquire from the Company's wholly-owned subsidiary, Montgomery Ward & Co., Incorporated ("Montgomery Ward") 1,000 shares of a new issue of senior preferred stock of Montgomery Ward (the "Montgomery Ward Class B Preferred") for $__________. Montgomery Ward has agreed to reimburse the Company for its cost of issuing the Class B Senior Preferred Stock and purchasing the Montgomery Ward Class B Preferred, includ-ing GE Capital's legal fees and the Company's legal fees and expenses in connec-tion therewith. The proceeds from the issuance of the Montgomery Ward Class B Preferred to the Company will be applied by Montgomery Ward, in connection with the proposed purchase by Montgomery Ward of all of the outstanding stock of Amoco Enterprises, Inc., an indirect wholly-owned subsidiary of Amoco Oil Company, a Maryland corporation. The Class B Senior Preferred Stock will be preferred as to dividends and upon liquidation to the Common Stock on the terms discussed below.

    The terms of the Montgomery Ward Class B Preferred will be substantially the same as the terms of the Class B Senior Preferred Stock, with the exceptions that (i) Montgomery Ward will be required to redeem the Montgomery Ward Class B Preferred upon two months prior written notice from the Company, provided that such redemption cannot occur until the first day following the fifth anniversary of the issuance of the Montgomery Ward Class B Preferred; (ii) the holders of the Montgomery Ward Class B Preferred will not have any voting rights; and
(iii) the terms of the Montgomery Ward Class B Preferred will specifically provide that (A) the restrictions on payments to holders of capital stock of Montgomery Ward which are junior to the Montgomery Ward Class B Preferred shall not apply to payments made pursuant to any tax sharing or tax allocation arrangement and (B) without limitation, the Montgomery Ward Class B Preferred is subordinate and junior in right of payment to indebtedness for borrowed money of Montgomery Ward upon the occurrence and continuance of an event of default, as defined in the documents governing such indebtedness.


RIGHTS OF THE CLASS B SENIOR PREFERRED STOCK

    The Class B Senior Preferred Stock will have the rights and characteristics described herein.

    Voting Rights.  Except as required by law, the holders of the Class B
Senior Preferred Stock will not have any voting rights, except the right of the holders of the Senior Preferred Stock and the Class B Senior Preferred Stock, voting together as a class, to elect one director to be an additional member of the Board of Directors (a) during the period following a default in the payment of accrued dividends on the Senior Preferred Stock and/or the Class B Senior Preferred Stock for four consecutive quarters until such accrued dividends shall have been paid in full and (b) during the period following any failure to make a mandatory redemption of Senior Preferred Stock and/or Class B Senior Preferred Stock until such failure shall have been cured.

    Dividends. Holders of the Class B Senior Preferred Stock are entitled to receive, before any dividends may be declared and paid upon or set aside for the Common Stock, cumulative cash dividends of $______ per share per annum, in equal quarterly payments on the last business day of March, June, September and December, with the first payment due March 30, 1996. Dividend payments made with respect to the Class B Senior Preferred Stock may be made only in cash and, assuming issuance of all of the authorized shares of Class B Senior Preferred Stock, will total $___________ per annum. No dividends may be declared or paid on the Class B Senior Preferred Stock when such declaration or payment would constitute a default under any agreements governing indebtedness for borrowed money of the Company, Montgomery Ward or any of its subsidiaries (collectively, the "Ward Group").

    Optional Redemption. The Company may, upon ten business days notice to the holders thereof, at any time redeem the whole or any part of the Class B Senior Preferred Stock. Any such optional redemption shall be at a price of $100,000 per share of the Class B Senior Preferred Stock being redeemed plus unpaid accrued dividends thereon. No redemption of Class B Senior Preferred Stock may be made when such redemption would constitute a default under any agreements governing indebtedness for borrowed money of the Company or any other member of the Ward Group.

    Mandatory Redemption. The Company is required to redeem from time to time all or any portion of the Class B Senior Preferred Stock at a redemption price of $100,000 per share plus unpaid accrued dividends, upon four months written notice by GE Capital, provided, however, any such redemption cannot occur prior to the first day following the fifth anniversary of the issuance of the Class B Senior Preferred Stock. No redemption of Class B Senior Preferred Stock may be made when such redemption would constitute a default under any agreements governing indebtedness for borrowed money of the Company or any other member of the Ward Group.

    Liquidation Rights. Upon any liquidation, dissolution or winding up of the Company, the holders of Class B Preferred Stock shall be entitled to be paid, before any distribution or payment is made to any holder of Common Stock, an amount in cash equal to $100,000 per share of their shares of Class B Senior Preferred Stock outstanding plus unpaid accrued dividends.

OWNERSHIP OF COMMON AND PREFERRED STOCK

    The following table sets forth the beneficial ownership, as of December 2, 1995, of Class A Shares (i) by each person who is a director of the Company (none of whom except the individuals identified beneficially owns any shares of the Company's equity securities), (ii) by each executive officer whose compensation was reflected in the Summary Compensation Table included in the Company's Definitive Proxy Statement for its 1995 Annual Meeting, (iii) by each person who is known to be a holder of more than 5% of Class A Shares and (iv) by all directors and executive officers of the Company as a group.


Individual or Group                  Shares          %

Bernard F. Brennan (a)              17,605,732     88.9%
Myron Lieberman (b)                  2,512,392     12.7%
G. Joseph Reddington (c)(d)            250,000      1.2%
Richard M. Bergel (c)(e)               852,500      4.3%
Spencer H. Heine (c)                   251,250      1.3%
John L. Workman (c)(f)                 320,700      1.6%
Bernard W. Andrews (c)(g)              600,000      3.0%
Silas S. Cathcart (c)(h)                17,071       0.1%
Tamara Brennan (i)                   2,200,000      11.1%

All directors and executive
officers as a group (18 persons) (j)   __________     86.5%

________________________________________________________________________

(a) Comprised of 13,025,750 Class A Shares (65.8% of the Class A Shares and 29.1% of the Common Stock outstanding as of December 2, 1995) owned of record by Mr. Brennan and with respect to which Mr. Brennan has sole investment and voting power, and 4,579,982 Class A Shares (23.1% of the Class A shares and 10.2% of the Common Stock outstanding as of December 2,
     1995) owned of record by Mr. Brennan as voting trustee and with respect to which Mr. Brennan has sole voting power as voting trustee but no investment power. Does not include 2,200,000 Class A Shares (11.1% of the Class A Shares and 4.9% of the Common Stock outstanding as of December 2,
     1995) which are owned by Myron Lieberman, as trustee of a trust (the "Family Trust") for the benefit of members of Mr. Brennan's family, with respect to which Mr. Brennan has no voting or investment power, but with respect to which Tamara Brennan, Mr. Brennan's wife, may acquire shared voting and dispositive power. See Note (i) below. Mr. Brennan disclaims beneficial ownership of such 2,200,000 Class A Shares. Mr. Brennan's business address is Montgomery Ward Plaza, Chicago, Illinois 60671.

(b) Includes 294,250 Class Shares represented by Voting Trust Certificates owned by Lieberman Investment Limited Partnership, a limited partnership of which Mr. Lieberman is the sole general partner. Also includes 2,200,000 Class A Shares with respect to which Mr. Lieberman has sole voting and investment power as trustee of the Family Trust. Such 2,200,000 Class A Shares are not deposited in a voting trust under which Mr. Brennan serves as voting trustee. See Note (c) below. All shares other than the 2,200,000 Class A Shares as to which Mr. Lieberman has beneficial ownership are represented by Voting Trust Certificates and such shares are held in a voting trust as to which Mr. Brennan, as voting trustee, has sole voting power. Does not include Class A Shares which can be acquired pursuant to rights under the Montgomery Ward Holding Corp. Directors Plan ("Conversion Rights"), which Conversion Rights will arise on January 1, 1996 (a date within 60 days of the date of this Proxy Statement) and which, pursuant to a prior election by Mr. Lieberman, will automatically be exercised, because the number of such shares is not determinable as of the date of this Proxy Statement. Mr. Lieberman's business address is 10 South Wacker Drive, Chicago, Illinois 60606.

(c) Represents ownership of Voting Trust Certificates with respect to shares held in a voting trust (a "Voting Trust") as to which Mr. Brennan, as voting trustee, has sole voting power and the persons indicated have sole investment power.

(d) Includes 150,000 Class A Shares which may be acquired by Mr. Reddington pursuant to exercisable options. Also includes 100,000 Class A Shares which may be acquired by Mr. Reddington pursuant to options which become exercisable on January 21, 1996, a date within 60 days of the date of this Proxy Statement.

(e) Includes 60,000 Class A Shares with respect to which Mr. Bergel has sole investment power as trustee of trusts for the benefit of members of the family of Robert A. Kasenter, an officer of the Company. Does not include 90,000 Class A Shares with respect to which Mr. Kasenter, as trustee of a trust for the benefit of members of Mr. Bergel's family, has sole investment power, but with respect to which Mr. Bergel has no voting or investment power. Mr. Bergel retired effective November 30, 1995.

(f) Includes 253,900 Class A Shares which may be acquired by Mr. Workman pursuant to exercisable options.

(g) Mr. Andrews resigned from the Company in 1995. The Company purchased all of such shares from Mr. Andrews on December 18, 1995.

(h) Does not include Class A Shares which can be acquired pursuant to Conversion Rights which will arise on January 1, 1996 (a date within 60 days of the date of this Proxy Statement) and which, pursuant to a prior election by Mr. Cathcart, will automatically be exercised, because the number of such shares is not determinable as of the date of this Proxy Statement.

(i) Represents Class A Shares with respect to which Mrs. Brennan, if she were to elect to become an advisor to the trustee of the Family Trust, may acquire shared power to vote or direct the vote of, and shared power to dispose or direct the disposition of, such shares. See Notes (a) and (b) above. Mrs. Brennan's address is Montgomery Ward Plaza, Chicago, Illinois 60671.

(j) Represents all Class A Shares with respect to which officers and directors have investment power, which is in each case sole investment power. Does not include 2,797,219 Class A Shares with respect to which Mr. Brennan has sole voting power as voting trustee, but with respect to which neither he nor any other officer or director of the Company has investment power. Includes 709,783 Class A Shares which may be acquired by executive officers or directors at purchase prices ranging from $0.20 to $26.50 per share pursuant to exercisable options. Does not include Class A Shares which can be acquired by directors pursuant to Conversion Rights which will arise on January 1, 1996 (a date within 60 days of the date of this Proxy Statement) and which, pursuant to prior elections by Messrs. Cathcart and Lieberman, will automatically be exercised, because the number of such shares is not determinable as of the date of this Proxy Statement. Includes 175,200 Class A Shares which can be acquired pursuant to options which become exercisable on January 1, 1996, January 21, 1996 and January 31, 1996 (all dates within 60 days of the date hereof).

     GE Capital owns 100% of the 25,000,000 Class B Shares and 750 shares of Senior Preferred Stock currently outstanding. GE Capital's address is 260 Long Ridge Road, Stamford, Connecticut 06927. Such shares represented 55.8% of the Common Stock and 100% of the Senior Preferred Stock outstanding as of December 2, 1995. The Common Stock and the Senior Preferred Stock represent all of the equity securities of the Company currently outstanding. If the amendment to the Certificate of Incorporation of the Company, in support of which this Proxy Statement is issued, is adopted, GE Capital intends to purchase 100% of the authorized shares of Class B Senior Preferred Stock.


CONTROL MATTERS

     Voting of Shares. In the event that a Voting Trust is not in effect or in the event shares of Common Stock of MW Holding deposited therein are not subject to a Voting Trust, all such shares held by the stockholders, except those held by Mr. Brennan, certain trusts for the benefit of members of his family, GE Capital and its affiliates, are subject to a voting agreement under which the holders have agreed to vote their shares in the same way Mr. Brennan votes his shares until June 17, 1998.

     Directors. The Board of Directors consists of eleven directorships. The Stockholders' Agreement dated as of June 17, 1988, as amended and restated to date (the "Stockholders Agreement") provides that six of the Company's directors shall be designated by the Designator, presently Mr. Brennan for this purpose, and five shall be designated by GE Capital. Two of the directorships, one to be designated by the Designator and the other to be designated by GE Capital, are currently vacant.

     If GE Capital and its affiliates cease to own more than 50% of the number of shares of Common Stock initially purchased by them, the number of directors which the Designator is permitted to designate will be increased by one, and the number of directors which GE Capital may designate shall be reduced by one. If GE Capital and its affiliates cease to own 20% or more of such shares of Common Stock, except as described below, GE Capital shall have no right to designate any directors, and the number of directors shall be reduced to nine, seven to be elected by the holders of Class A Common Stock, voting as a class, and two to be elected by the holders of Class B Common Stock, voting as a class, provided that, so long as the Account Purchase Agreement between Montgomery Ward and Montgomery Ward Credit Corporation, a wholly-owned subsidiary of GE Capital ("Montgomery Ward Credit"), relating to the purchase by Montgomery Ward Credit of customer receivables of Montgomery Ward, remains in effect, and GE Capital or any of its affiliates owns any Common Stock, GE Capital will have the right to elect one of the two directors to be elected by the holders of Class B Common Stock.

     Holders of Senior Preferred Stock, voting together as a class, have the right to elect one director to be an additional member of the Board of Directors
(a) during the period following a default in the payment of accrued dividends on the Senior Preferred Stock for four consecutive quarters until such accrued dividends shall have been paid in full and (b) during the period following any failure to make a mandatory redemption of Senior Preferred Stock until such failure shall have been cured. If the Amendment is adopted, holders of shares of Senior Preferred Stock and Class B Senior Preferred Stock will have the voting rights as set forth above. See "RIGHTS OF THE CLASS B SENIOR PREFERRED STOCK--Voting Rights" for a description of such voting rights.

     The Company's By-laws contain supermajority provisions which require that certain actions, such as mergers, substantial asset sales, certain amendments to the Company's Certificate of Incorporation or By-laws, payment of dividends and redemption of Shares other than in accordance with the terms of the Stockholders Agreement, public offerings and certain other major corporate transactions be undertaken only upon the approval of two-thirds of the directors of the Company.


CERTAIN RELATIONSHIPS

     If the amendment to the Certificate of Incorporation of the Company, in support of which this Proxy Statement is issued, is adopted, GE Capital will own all of the shares of Class B Senior Preferred Stock issued and outstanding. Daniel Porter, Denis J. Nayden and James A. Parke, directors of the Company, are executive officers of GE Capital or one of its subsidiaries and Mr. Cathcart is a director of GE Capital and of General Electric Company, the parent of GE Capital.


PROXY SOLICITATION AND REVOCATION

     The enclosed form of written consent is solicited on behalf of the Board of Directors and is revocable at any time prior to the filing of the amendment to the Certificate of Incorporation to be authorized thereby. The cost of soliciting consents will be borne by MW Holding.


STOCKHOLDER PROPOSALS

     Proposals of stockholders intended to be presented at the 1996 annual meeting of stockholders must be received by the Company no later than December 29, 1995, in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

FINANCIAL AND OTHER INFORMATION

     The following information is incorporated herein by reference to the Company's annual report on Form 10-K for its fiscal year ended January 1, 1995, a copy of which is included herewith:


Information                                        Page No.

Audited Financial Statements of the Company          28-70

Supplementary Financial Information                    N/A

Management's Discussion and Analysis of Financial
 Condition and Results of Operations                 20-27


     The following information is incorporated herein by reference to the Company's quarterly report on Form 10-Q for the period ended September 30, 1995 a copy of which is included herewith:


Information                                         Page No.

Consolidated Financial Statements of the Company       2-9

Supplementary Financial Information                    N/A

Management's Discussion and Analysis of Financial
 Condition and Results of Operations                  9-12


     The Company has not had, during the Company's two most recent fiscal years, any disagreements with Arthur Andersen LLP, the Company's independent accountants, with respect to accounting matters. Arthur Andersen LLP has served as the Company's independent auditors since the Company's organization in 1988.

     By Order of the Board of Directors,

          Spencer H. Heine
          Executive Vice President,
          Secretary and General Counsel

                                  ANNEX A

                         CERTIFICATE OF AMENDMENT
                                    TO
                       CERTIFICATE OF INCORPORATION
                                    OF
                       MONTGOMERY WARD HOLDING CORP.

     MONTGOMERY WARD HOLDING CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:


1. The original Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 8, 1988 and re-corded in the Office of the Recorder of Kent County, Delaware. The name under which the Corporation was originally incorporated is BFB Acquisition Corp.

     2. The Certificate of Correction of Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 9, 1988.

     3. The original Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on June 17, 1988 and amendments thereto were filed on each of June 20, 1988; June 24, 1988; January 30, 1990; and March 20, 1992.

     4. The Second Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on June 25, 1992 and an amendment thereto was filed on April 27, 1994.

     5. The Third Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on June 28, 1994, and an amendment thereto was filed on October 25, 1994.

     6. The Board of Directors of the Corporation, by unanimous written consent, authorized, adopted and approved resolutions proposing and declaring advisable this amendment to the Third Restated Certificate of Incorporation of the Corporation, setting forth amendments to Articles FOURTH and SIXTH as follows:

     The introduction to Article FOURTH and Part A thereof are amended in their entirety to read as follows:

          "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is fifty-seven million eight hundred thirteen thousand seven hundred fifty (57,813,750) consisting of the following amounts in the following designations:

               1. Common Stock. Fifty-seven million eight hundred twelve thousand (57,812,000) shares of Common Stock, par value one cent ($0.01) per share (hereinafter referred to as "Common Stock"), which shall consist of the following classes:

                    (a) thirty-two million eight hundred twelve thousand (32,812,000) shares of Class A Common Stock (hereinafter referred to as "Class A Common Stock"), which shall consist of the following series:

                         (i) twenty-five million (25,000,000) shares of Class A Common Stock, Series 1 (hereinafter referred to as "Class A Common Stock, Series 1"), and

                         (ii) five million four hundred twelve thousand
                    (5,412,000) shares of Class A Common Stock, Series 2 (hereinafter referred to as "Class A Common Stock, Series 2"), and

                         (iii)     two million four hundred thousand
                    (2,400,000) shares of Class A Common Stock, Series 3 (hereinafter referred to a "Class A Common Stock, Series 3"), and

                    (b)  twenty-five million (25,000,000) shares of Class
               B Common Stock (hereinafter referred to as the "Class B Common Stock").

               2. Preferred Stock. One thousand seven hundred fifty (1,750) shares of Preferred Stock, par value one dollar ($1.00) per share (hereinafter referred to as "Preferred Stock") which shall consist of the following classes:

                    (a) Seven hundred fifty (750) shares of Preferred Stock, par value one dollar ($1.00) per share (hereinafter referred to as "Senior Preferred Stock"), and

                    (b) One thousand (1,000) shares of Class B Preferred Stock, par value one dollar ($1.00) per share (hereinafter referred to as "Class B Senior Preferred Stock")

          Such shares of Common Stock and Preferred Stock may be issued for such consideration, not less than the par value thereof, as shall be fixed from time to time by the Board of Directors, and shares issued for not less than the consideration so fixed shall be fully paid and non-assessable.

          A statement of the powers, preferences, rights, qualifications, limitations, restrictions and the relative, participating, optional and other special rights in respect of the shares of each class or series of stock is as follows:


                         PART A.  PREFERRED STOCK

     Except as otherwise provided herein, each share of Senior Preferred Stock shall be identical in all respects to all other shares of Senior Preferred Stock and shall entitle the holder thereof to the same rights and privileges as to which the holders of the other shares of Senior Preferred Stock are entitled.

                     PART A1.  SENIOR PREFERRED STOCK

          1. Rank. The Senior Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank prior to the Common Stock and shall rank on a parity with the Class B Senior Preferred Stock.

          2.   Dividends.

               (a) In each year, the holders of the shares of Senior Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Common Stock, when and as declared by the Board of Directors, except as may be prohibited by Section A1.5, out of funds legally available for that purpose, cumulative cash dividends at the annual rate of four thousand eight hundred fifty dollars ($4,850) per share (the "Dividend Rate"), and no more, in equal quarterly payments of one thousand two hundred twelve dollars and fifty cents ($1,212.50) per share, on the last business day of March, June, September and December (each of such dates being a "Dividend Payment Date"), commencing with the Dividend Payment Date in June, 1994. The dividend payable on the Dividend Payment Date in June, 1994 with respect to any share of Senior Preferred Stock shall be the pro rata amount of the Dividend Rate based upon the number of days from and including the date of first issuance (the "Issuance Date") of the Senior Preferred Stock up to and including the Dividend Payment Date in June, 1994 and a 365-day year. (The period from the Issuance Date to the first Dividend Payment Date, and each quarterly period between consecutive Dividend Payment Dates, shall hereinafter be referred to as a "Dividend Period.") Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such date shall not be more than sixty (60) days nor less than ten (10) days prior to the respective Dividend Payment Date. Dividends on the Senior Preferred Stock shall be cumulative from the Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that:

                    (i) except as provided in Section A1.2(a)(ii), the Corporation shall not take any of the following actions:

                         (A) declare, order to pay any dividend on any class of stock ranking as to dividends or on liquidation junior to the Senior Preferred Stock (such junior stock being herein sometimes referred to as the "Stock Junior to the Senior Preferred Stock"), or

                         (B)  redeem any Stock Junior to the Senior
                    Preferred Stock,

               (each of such actions described in clauses A1.2(a)(i)(A) or (B) above being herein sometimes referred to as a "Junior Distribution" and the proposed date of each such action being herein sometimes referred to as a "Proposed Junior Distribution Date") if the Corporation shall not, on or before the Proposed Junior Distribution Date, have completed both of the following:

                              (1)  declared on the outstanding shares of
                         Senior Preferred Stock, and paid or set apart for payment, all "Accrued Dividends" (defined in Section A1.4(c)(i)) to the Proposed Junior Distribution Date; and

                              (2)  paid or deposited as required in this
                         Part A1 all amounts payable to holders of Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before the Proposed Junior Distribution Date; and

                    (ii) the Corporation may redeem or purchase any shares
               of Common Stock in accordance with either (x) the terms, conditions and provisions of the "Stockholders Agreement" (defined in Section B.1) or (y) the terms, conditions and provisions of the "Employee Stock Option Plan" (defined in Section B.1), if on or before the date of each such proposed Common Stock redemption or purchase (each such time, with respect to redemptions or purchases under either the Stockholders Agreement or the Employee Stock Option Plan, being herein sometimes referred to as a "Proposed Common Stock Repurchase Date"), the Corporation shall have:

                         (A) declared on the outstanding shares of Senior Preferred Stock, and paid or set apart for payment, all Accrued Dividends (defined in Section A1.4(c)(i)) through all Dividend Payment Dates occurring on or prior to such Proposed Common Stock Repurchase Date, and

                         (B) paid or deposited as required in this Part A1 all amounts payable to holders of Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before all "Mandatory Redemption Dates" (defined in Section A1.4(a)(i)) occurring on or prior to such Proposed Common Stock Repurchase Date.

          All dividends declared upon Senior Preferred Stock and any other class of stock ranking on a parity as to dividends with the Senior Preferred Stock (including, without limitation, the Class B Senior Preferred Stock) shall be declared pro rata per share. Accrued but unpaid dividends shall not bear interest.

               (b) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends to which each outstanding full share of the Senior Preferred Stock is entitled pursuant to Section A1.2(a) hereof, and all of such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared) and shall be payable in the same manner and at such times as provided for in Section A1.2(a) with respect to dividends on each outstanding full share of the Senior Preferred Stock.

          3.   Rights on Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of Senior Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, except as may be prohibited by Section A1.5, but before any payment shall be made to the holders of any stock ranking on liquidation junior to the Senior Preferred Stock, an amount equal to one hundred thousand dollars ($100,000) per share, plus an amount equal to Accrued Dividends (as defined in Section A1.4(c)(i)) to the date of payment (the "Liquidation Payment"). If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Senior Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Senior Preferred Stock, and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock (including, without limitation, the Class B Senior Preferred Stock), shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding up of the Corporation after payment shall have been made to the holders of shares of Senior Preferred Stock and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock (including, without limitation, the Class B Senior Preferred Stock) of the full amount to which they shall be entitled as aforesaid, the holders of any class or classes of stock ranking on liquidation junior to the Senior Preferred Stock shall be entitled, to the exclusion of the holders of shares of Senior Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders.

               (b) The Liquidation Payment with respect to each fractional share of the Senior Preferred Stock outstanding or accrued but unpaid, shall be equal to a ratably proportionate amount of the Liquidation Payment with respect to each outstanding share of Senior Preferred Stock.

               (c) For the purposes of this Section A1.3, neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation, unless such transaction shall be in connection with the liquidation, dissolution or winding up of the Corporation.

          4.   Redemption.

               (a)  Mandatory Redemption.

                    (i) The holders of not less than a majority of the outstanding shares of Senior Preferred Stock may, by notice served on the Corporation, require the Corporation to redeem, on the date which is four (4) months after the effective date of such notice, but not prior to the date which is one day after the fifth anniversary of the Issuance Date, all or any portion, as set forth in such notice, of the outstanding shares of Senior Preferred Stock at a redemption price of (A) one hundred thousand dollars ($100,000) per share (payable in cash or other consideration as the Corporation and holders of a majority of the Senior Preferred Stock may agree), plus (B) an amount equal to Accrued Dividends (defined in Section A1.4(c)(i)) to the date of payment (the "Redemption Price") (each such date being herein sometimes referred to as a "Mandatory Redemption Date"). Such notice may be given from time to time with respect to any partial or full redemptions. Notice of every redemption pursuant to this Section A1.4(a) shall be personally delivered or sent by certified mail, postage prepaid and return receipt requested, to the Corporation at the address of its principal executive offices to the attention of its Secretary. Such notice shall be effective upon receipt by the Corporation. The procedures set forth in Section A1.4(b)(i) shall be followed for partial redemptions.

                    (ii) On and after any Mandatory Redemption Date (unless
               default shall be made by the Corporation in depositing moneys for the payment of the Redemption Price as hereinafter provided), all rights of the holders of shares of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price as hereinafter provided, shall cease and terminate.

                    (iii) The Corporation shall provide moneys for the payment of the Redemption Price by depositing on the Mandatory Redemption Date the amount thereof for the account of the holders of record of the Senior Preferred Stock entitled thereto with the Continental Bank N.A., or such other bank or trust company doing business in the City of Chicago, as may be designated by (A) the holders of not less than a majority of the outstanding shares of Senior Preferred Stock, and, failing said designation, (B) the Corporation, as paying agent for the benefit of such holders. The holders of the shares of Senior Preferred Stock redeemed shall surrender to the Corporation the certificates for the shares of Senior Preferred Stock so redeemed. Upon notification by such designated bank or trust company to the holders of the Senior Preferred Stock that such moneys representing the Redemption Price have been deposited by the Corporation, the shares designated for redemption shall no longer be outstanding, whether or not the certificates for the shares so redeemed have been received by the Corporation on the date of such notification and all rights relating thereto shall cease and terminate.

               (b)  Optional Redemption.

                    (i) So long as any shares of Senior Preferred Stock are outstanding, except as may be prohibited by Section A1.5, the Corporation may, at the option of the Board of Directors, at any time or from time to time after the Issuance Date, redeem the whole or any part of such Senior Preferred Stock. Any redemption pursuant to this Section A1.4(b)(i) shall be at the Redemption Price. If less than all the shares of Senior Preferred Stock at any time outstanding shall be called for redemption, the redemption shall be made pro rata with respect to such shares in such manner as may be prescribed by resolution of the Board of Directors. The date of each such redemption is herein sometimes referred to as an "Optional Redemption Date."

                    (ii) Notice of every redemption pursuant to this
               Section A1.4(b) shall be sent by first-class mail, postage prepaid, to the holders of record of the shares of Senior Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed not less than ten
               (10) business days in advance of the Optional Redemption Date to the holders of record of the shares of Senior Preferred Stock so to be redeemed. On and after the Optional Redemption Date, unless default shall be made by the Corporation in providing moneys to the bank or trust company for the account of the holders of record of the Senior Preferred Stock as provided in Section A1.4(a)(iii) for the payment of the Redemption Price, all rights of the holders of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate whether or not the certificates for the shares so redeemed have been received by the Corporation as provided in Section A1.4(a)(iii). In this Section A1.4(b)(ii), a business day refers to any day, except a Saturday, Sunday or any day on which banks in the City of Chicago are authorized or required by law to close.

               (c)  Definitions.

                    (i) The term "Accrued Dividends" with respect to the Senior Preferred Stock shall mean, as of any given time, the then "Full Cumulative Dividends" (defined in Section A1.4(c)(ii)) less the amount of all dividends theretofore paid upon the relevant shares of Senior Preferred Stock.

                    (ii) The term "Full Cumulative Dividends" with respect
               to the Senior Preferred Stock shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends upon the relevant shares at the full rate fixed for Senior Preferred Stock as provided herein for the period of time elapsed from the date of issuance thereof to the date as of which Full Cumulative Dividends are computed.

               (d) Shares of Senior Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall not be reissued.

               (e) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate fraction of the Redemption Price payable in respect of each outstanding full share of the Senior Preferred Stock pursuant to this Section A1.4, and such fraction of the price shall be payable in the same manner and at such times as provided for in this Section A1.4 with respect to redemptions of each outstanding full share of the Senior Preferred Stock.

               (f) The foregoing provisions of this Section A1.4 to the contrary notwithstanding but without limitation of the Corporation's obligations to make mandatory redemptions as required by Section A1.4(a), unless the Accrued Dividends on all outstanding shares of Senior Preferred Stock shall have been paid or contemporaneously are declared and paid through the date of a proposed optional redemption, none of the shares of Senior Preferred Stock shall be redeemed unless all outstanding shares of Senior Preferred Stock are simultaneously redeemed and the Corporation shall not purchase by optional redemption or otherwise acquire any shares of Senior Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Senior Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Senior Preferred Stock.

               (g) If fewer than all the outstanding shares of Senior Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors in accordance with the provisions of this Part A1, and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors.

     5. Restriction on Payments. Anything contained in this Article to the contrary notwithstanding, no cash dividends or dividends paid by transfer of any other property on shares of the Senior Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation, no distribution in respect of the Senior Preferred Stock shall be paid or set apart for payment by the Corporation, and no payment shall be made by the Corporation with respect to any redemption of the Senior Preferred Stock (such payments, distributions and settings aside being herein sometimes referred to collectively as "Distributions") at any time when the terms and provisions of any agreement to which the Corporation or any other member of the "Ward Group" (defined in Section B.1) is a party relating to indebtedness for money borrowed specifically prohibits or limits such Distribution (and such Distribution exceeds said limits), or such Distribution would constitute a breach, default or event of default thereunder.

     6.   Voting Rights.

          (a) Except as expressly provided in Section A1.6(b) or elsewhere in this certificate of incorporation or as required by law (in relation to which the holders of shares of Senior Preferred Stock shall be treated as a class), the holders of shares of Senior Preferred Stock shall not have voting rights and at every meeting of the stockholders of the Corporation, or by written consent in lieu of any such meeting, all voting power in the election of directors and/or for all other purposes shall be vested exclusively in the holders of shares of Common Stock. Without limitation of the next preceding sentence and without implication that the contrary would otherwise be true, no consent of the holders of Senior Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation of any class of stock of the Corporation junior in right as to dividends and upon liquidation to the Senior Preferred Stock, or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

          (b) Anything elsewhere in this certificate of incorporation to the contrary notwithstanding, if (i) Accrued Dividends on the Senior Preferred Stock are not paid in full on any of four (4) consecutive Dividend Payment Dates, or (ii) the Corporation shall have failed to effect the redemption of shares of Senior Preferred Stock on a Mandatory Redemption Date as required in Section A1.4(a), the holders of shares of Senior Preferred Stock, together with the holders of Class B Senior Preferred Stock, shall have voting rights as specified in this Section A1.6(b). In the event of the occurrence of either of the foregoing events, such occurrence shall mark the beginning of a period (the "Default Period") which shall continue until such time as (i) Accrued Dividends on the Senior Preferred Stock have been paid in full through the date of payment, or (ii) the failure to redeem shares of Senior Preferred Stock as required by Section A1.4(a) has been cured by the Corporation. Any provision of the by-laws of the Corporation to the contrary notwithstanding, during any Default Period, the holders of shares of the Senior Preferred Stock then outstanding shall have the exclusive and special right (but not the obligation), voting together with the holders of Class B Senior Preferred Stock, as a class (each share of Senior Preferred Stock and Class B Senior Preferred Stock being entitled to one (1) vote), to elect one (1) director to the Board of Directors of the Corporation (the "Preferred Stock Director") and the number of directors constituting the Board of Directors of the Corporation shall be automatically increased in order to provide one (1) vacancy for the Preferred Stock Director. Upon written request, made at any time after the beginning of the Default Period, by the holders of not less than a majority of the shares of the Senior Preferred Stock then outstanding, the Corporation shall call a special meeting of all of the stockholders of the Corporation, at which meeting the holders of shares of Senior Preferred Stock, voting together with the holders of Class B Senior Preferred Stock, as a class, shall elect the Preferred Stock Director as set forth above; provided, however, that if such meeting shall not have been called by the Corporation within ten (10) days after the beginning of a Default Period, such meeting may be called, upon like notice, at the expense of the Corporation, by the holders of not less than a majority of the outstanding shares of Senior Preferred Stock and Class B Senior Preferred Stock. After the first such election during any Default Period, the holders of the shares of Senior Preferred Stock, voting together with the holders of Class B Senior Preferred Stock, as a class, may continue to exercise their voting rights, as set forth above, at each annual meeting of the stockholders of the Corporation occurring during such Default Period. During any Default Period, no Preferred Stock Director may be removed from office without the vote or consent of the holders of a majority of the number of shares of the Senior Preferred Stock and Class
     B Senior Preferred Stock at the time outstanding. If at any time during a Default Period the directorship of the Preferred Stock Director is vacant, the secretary of the Corporation shall, upon the written request of the holders of shares representing at least a majority of the Senior Preferred Stock and Class B Senior Preferred Stock then outstanding, call a special meeting of all of the stockholders at the expense of the Corporation, upon the notice required for special meetings of stockholders. At any meeting held for the purpose of electing directors at which the holders of the Senior Preferred Stock shall have the right, voting as a class, together with the holders of Class B Senior Preferred Stock, to elect the Preferred Stock Director, the presence, in person or by proxy, of the holders of a majority of the Senior Preferred Stock and Class B Senior Preferred Stock then outstanding shall be required to constitute a quorum of the Senior Preferred Stock and Class B Senior Preferred Stock on such election. At any such meeting or adjournment thereof, the absence of the quorum of the Senior Preferred Stock and Class B Senior Preferred Stock shall not prevent the election of directors other than the Preferred Stock Director, and the absence of a quorum for the election of such other directors shall not prevent the election of the Preferred Stock Director, and in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock which lacks a quorum shall have the power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present. A vacancy in the directorship of the Preferred Stock Director may be filled only by the vote or written consent of holders of a majority of the shares of the outstanding Senior Preferred Stock and Class B Senior Preferred Stock. Upon termination of a Default Period, the term of office of the then Preferred Stock Director shall automatically terminate, the shares of Senior Preferred Stock shall cease to have the voting rights specified in this Section A1.6(b), the number of directors constituting the Board of Directors of the Corporation shall be automatically reduced to eliminate the vacancy caused by the termination of the office of the Preferred Stock Director and all voting rights shall be vested exclusively in the holders of shares of Common Stock, subject to the revesting of voting rights in the shares of Senior Preferred Stock and Class B Senior Preferred Stock in the event of the beginning of another Default Period.

     7. Amendment. This certificate of incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Senior Preferred Stock so as to affect them adversely (including, without limitation, providing for the creation of any new class of capital stock senior to, or on a parity with, the Senior Preferred Stock as to dividends, redemption rights or on liquidation) without the affirmative vote of the holders of at least a majority of the outstanding shares of Senior Preferred Stock, voting together as a single class. The Board of Directors reserves the right to act by resolution from time to time to decrease the number of shares which constitute Senior Preferred Stock (but not below the number of shares thereof outstanding).

                 PART A2.  CLASS B SENIOR PREFERRED STOCK

          1. Rank. The Class B Senior Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank prior to the Common Stock and shall rank on a parity with the Senior Preferred Stock.

          2.   Dividends.

               (a)  In each year, the holders of the shares of Class B
          Senior Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Common Stock, when and as declared by the Board of Directors, except as may be prohibited by Section A2.5, out of funds legally available for that purpose, cumulative cash dividends at the annual rate of ______________ dollars ($______) per share (the
          "Dividend Rate"), and no more, in equal quarterly payments of ______________ dollars ($______) per share, on the last business day of March, June, September and December (each of such dates being a "Dividend Payment Date"), commencing with the Dividend Payment Date in March, 1996. The dividend payable on the Dividend Payment Date in March, 1996 with respect to any share of Class B Senior Preferred Stock shall be the pro rata amount of the Dividend Rate based upon the number of days from and including the date of first issuance (the "Issuance Date") of the Class B Senior Preferred Stock up to and including the Dividend Payment Date in March, 1996 and a 365-day year. (The period from the Issuance Date to the first Dividend Payment Date, and each quarterly period between consecutive Dividend Payment Dates, shall hereinafter be referred to as a "Dividend Period.") Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such date shall not be more than sixty (60) days nor less than ten (10) days prior to the respective Dividend Payment Date. Dividends on the Class B Senior Preferred Stock shall be cumulative from the Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that:

                    (i) except as provided in Section A2.2(a)(ii), the Corporation shall not take any of the following actions:

                         (A) declare, order to pay any dividend on any class of stock ranking as to dividends or on liquidation junior to the Class B Senior Preferred Stock (such junior stock being herein sometimes referred to as the "Stock Junior to the Class B Senior Preferred Stock"), or

                         (B)  redeem any Stock Junior to the Class B
                    Senior Preferred Stock,

               (each of such actions described in clauses A2.2(a)(i)(A) or (B) above being herein sometimes referred to as a "Junior Distribution" and the proposed date of each such action being herein sometimes referred to as a "Proposed Junior Distribution Date") if the Corporation shall not, on or before the Proposed Junior Distribution Date, have completed both of the following:

                              (1)  declared on the outstanding shares of
                         Class B Senior Preferred Stock, and paid or set apart for payment, all "Accrued Dividends" (defined in Section A2.4(c)(i)) to the Proposed Junior Distribution Date; and

                              (2)  paid or deposited as required in this
                         Part A2 all amounts payable to holders of Class B Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before the Proposed Junior Distribution Date; and

                    (ii) the Corporation may redeem or purchase any shares
               of Common Stock in accordance with either (x) the terms, conditions and provisions of the "Stockholders Agreement" (defined in Section B.1) or (y) the terms, conditions and provisions of the "Employee Stock Option Plan" (defined in Section B.1), if on or before the date of each such proposed Common Stock redemption or purchase (each such time, with respect to redemptions or purchases under either the Stockholders Agreement or the Employee Stock Option Plan, being herein sometimes referred to as a "Proposed Common Stock Repurchase Date"), the Corporation shall have:

                         (A)  declared on the outstanding shares of Class
                    B Senior Preferred Stock, and paid or set apart for payment, all Accrued Dividends (defined in Section A2.4(c)(i)) through all Dividend Payment Dates occurring on or prior to such Proposed Common Stock Repurchase Date, and

                         (B)  paid or deposited as required in this Part
                    A2 all amounts payable to holders of Class B Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before all "Mandatory Redemption Dates" (defined in Section A2.4(a)(i)) occurring on or prior to such Proposed Common Stock Repurchase Date.

          All dividends declared upon Class B Senior Preferred Stock and any other class of stock ranking on a parity as to dividends with the Class B Senior Preferred Stock (including, without limitation, the Senior Preferred Stock) shall be declared pro rata per share. Accrued but unpaid dividends shall not bear interest.

               (b) Each fractional share of the Class B Senior Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends to which each outstanding full share of the Class B Senior Preferred Stock is entitled pursuant to Section A2.2(a) hereof, and all of such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared) and shall be payable in the same manner and at such times as provided for in Section A2.2(a) with respect to dividends on each outstanding full share of the Class B Senior Preferred Stock.

          3.   Rights on Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of Class B Senior Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, except as may be prohibited by Section A2.5, but before any payment shall be made to the holders of any stock ranking on liquidation junior to the Class B Senior Preferred Stock, an amount equal to one hundred thousand dollars ($100,000) per share, plus an amount equal to Accrued Dividends (as defined in Section A2.4(c)(i)) to the date of payment (the "Liquidation Payment"). If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class B Senior Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Class B Senior Preferred Stock, and any class of stock ranking on liquidation on a parity with the Class B Senior Preferred Stock (including, without limitation, the Senior Preferred Stock), shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding up of the Corporation after payment shall have been made to the holders of shares of Class B Senior Preferred Stock and any class of stock ranking on liquidation on a parity with the Class B Senior Preferred Stock (including, without limitation, the Senior Preferred Stock) of the full amount to which they shall be entitled as aforesaid, the holders of any class or classes of stock ranking on liquidation junior to the Class B Senior Preferred Stock shall be entitled, to the exclusion of the holders of shares of Class B Senior Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders.

               (b) The Liquidation Payment with respect to each fractional share of the Class B Senior Preferred Stock outstanding or accrued but unpaid, shall be equal to a ratably proportionate amount of the Liquidation Payment with respect to each outstanding share of Class B Senior Preferred Stock.

               (c) For the purposes of this Section A2.3, neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation, unless such transaction shall be in connection with the liquidation, dissolution or winding up of the Corporation.

          4.   Redemption.

               (a)  Mandatory Redemption.

                    (i) The holders of not less than a majority of the outstanding shares of Class B Senior Preferred Stock may, by notice served on the Corporation, require the Corporation to redeem, on the date which is four (4) months after the effective date of such notice, but not prior to the date which is one day after the fifth anniversary of the Issuance Date, all or any portion, as set forth in such notice, of the outstanding shares of Class B Senior Preferred Stock at a redemption price of (A) one hundred thousand dollars ($100,000) per share (payable in cash or other consideration as the Corporation and holders of a majority of the Class B Senior Preferred Stock may agree), plus (B) an amount equal to Accrued Dividends (defined in Section A2.4(c)(i)) to the date of payment (the "Redemption Price") (each such date being herein sometimes referred to as a "Mandatory Redemption Date"). Such notice may be given from time to time with respect to any partial or full redemptions. Notice of every redemption pursuant to this Section A2.4(a) shall be personally delivered or sent by certified mail, postage prepaid and return receipt requested, to the Corporation at the address of its principal executive offices to the attention of its Secretary. Such notice shall be effective upon receipt by the Corporation. The procedures set forth in Section A2.4(b)(i) shall be followed for partial redemptions.

                    (ii) On and after any Mandatory Redemption Date (unless
               default shall be made by the Corporation in depositing moneys for the payment of the Redemption Price as hereinafter provided), all rights of the holders of shares of Class B Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Class B Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price as hereinafter provided, shall cease and terminate.

                    (iii) The Corporation shall provide moneys for the payment of the Redemption Price by depositing on the Mandatory Redemption Date the amount thereof for the account of the holders of record of the Class B Senior Preferred Stock entitled thereto with the Continental Bank N.A., or such other bank or trust company doing business in the City of Chicago, as may be designated by (A) the holders of not less than a majority of the outstanding shares of Class B Senior Preferred Stock, and, failing said designation, (B) the Corporation, as paying agent for the benefit of such holders. The holders of the shares of Class B Senior Preferred Stock redeemed shall surrender to the Corporation the certificates for the shares of Class B Senior Preferred Stock so redeemed. Upon notification by such designated bank or trust company to the holders of the Class B Senior Preferred Stock that such moneys representing the Redemption Price have been deposited by the Corporation, the shares designated for redemption shall no longer be outstanding, whether or not the certificates for the shares so redeemed have been received by the Corporation on the date of such notification and all rights relating thereto shall cease and terminate.

               (b)  Optional Redemption.

                    (i) So long as any shares of Class B Senior Preferred Stock are outstanding, except as may be prohibited by Section A2.5, the Corporation may, at the option of the Board of Directors, at any time or from time to time after the Issuance Date, redeem the whole or any part of such Class B Senior Preferred Stock. Any redemption pursuant to this Section A2.4(b)(i) shall be at the Redemption Price. If less than all the shares of Class B Senior Preferred Stock at any time outstanding shall be called for redemption, the redemption shall be made pro rata with respect to such shares in such manner as may be prescribed by resolution of the Board of Directors. The date of each such redemption is herein sometimes referred to as an "Optional Redemption Date."

                    (ii) Notice of every redemption pursuant to this
               Section A2.4(b) shall be sent by first-class mail, postage prepaid, to the holders of record of the shares of Class B Senior Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed not less than ten
               (10) business days in advance of the Optional Redemption Date to the holders of record of the shares of Class B Senior Preferred Stock so to be redeemed. On and after the Optional Redemption Date, unless default shall be made by the Corporation in providing moneys to the bank or trust company for the account of the holders of record of the Class B Senior Preferred Stock as provided in Section A2.4(a)(iii) for the payment of the Redemption Price, all rights of the holders of Class B Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Class B Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate whether or not the certificates for the shares so redeemed have been received by the Corporation as provided in Section A2.4(a)(iii). In this Section A2.4(b)(ii), a business day refers to any day, except a Saturday, Sunday or any day on which banks in the City of Chicago are authorized or required by law to close.

               (c)  Definitions.

                    (i) The term "Accrued Dividends" with respect to the Class B Senior Preferred Stock shall mean, as of any given time, the then "Full Cumulative Dividends" (defined in Section A2.4(c)(ii)) less the amount of all dividends theretofore paid upon the relevant shares of Class B Senior Preferred Stock.

                    (ii) The term "Full Cumulative Dividends" with respect
               to the Class B Senior Preferred Stock shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends upon the relevant shares at the full rate fixed for Class B Senior Preferred Stock as provided herein for the period of time elapsed from the date of issuance thereof to the date as of which Full Cumulative Dividends are computed.

               (d) Shares of Class B Senior Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall not be reissued.

               (e) Each fractional share of the Class B Senior Preferred Stock outstanding shall be entitled to a ratably proportionate fraction of the Redemption Price payable in respect of each outstanding full share of the Class B Senior Preferred Stock pursuant to this Section A2.4, and such fraction of the price shall be payable in the same manner and at such times as provided for in this Section A2.4 with respect to redemptions of each outstanding full share of the Class B Senior Preferred Stock.

               (f) The foregoing provisions of this Section A2.4 to the contrary notwithstanding but without limitation of the Corporation's obligations to make mandatory redemptions as required by Section A2.4(a), unless the Accrued Dividends on all outstanding shares of Class B Senior Preferred Stock shall have been paid or contemporaneously are declared and paid through the date of a proposed optional redemption, none of the shares of Class B Senior Preferred Stock shall be redeemed unless all outstanding shares of Class B Senior Preferred Stock are simultaneously redeemed and the Corporation shall not purchase by optional redemption or otherwise acquire any shares of Class B Senior Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Class B Senior Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Class B Senior Preferred Stock.

               (g)  If fewer than all the outstanding shares of Class B
          Senior Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors in accordance with the provisions of this Part A2, and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors.

     5. Restriction on Payments. Anything contained in this Article to the contrary notwithstanding, no cash dividends or dividends paid by transfer of any other property on shares of the Class B Senior Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation, no distribution in respect of the Class B Senior Preferred Stock shall be paid or set apart for payment by the Corporation, and no payment shall be made by the Corporation with respect to any redemption of the Class B Senior Preferred Stock (such payments, distributions and settings aside being herein sometimes referred to collectively as "Distributions") at any time when the terms and provisions of any agreement to which the Corporation or any other member of the "Ward Group" (defined in Section B.1) is a party relating to indebtedness for money borrowed specifically prohibits or limits such Distribution (and such Distribution exceeds said limits), or such Distribution would constitute a breach, default or event of default thereunder.

     6.   Voting Rights.

          (a) Except as expressly provided in Section A2.6(b) or elsewhere in this certificate of incorporation or as required by law (in relation to which the holders of shares of Class B Senior Preferred Stock shall be treated as a class), the holders of shares of Class B Senior Preferred Stock shall not have voting rights and at every meeting of the stockholders of the Corporation, or by written consent in lieu of any such meeting, all voting power in the election of directors and/or for all other purposes shall be vested exclusively in the holders of shares of Common Stock. Without limitation of the next preceding sentence and without implication that the contrary would otherwise be true, no consent of the holders of Class B Senior Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation of any class of stock of the Corporation junior in right as to dividends and upon liquidation to the Class B Senior Preferred Stock, or
     (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

          (b) Anything elsewhere in this certificate of incorporation to the contrary notwithstanding, if (i) Accrued Dividends on the Class B Senior Preferred Stock are not paid in full on any of four (4) consecutive Dividend Payment Dates, or (ii) the Corporation shall have failed to effect the redemption of shares of Class B Senior Preferred Stock on a Mandatory Redemption Date as required in Section A2.4(a), the holders of shares of Class B Senior Preferred Stock, together with the holders of Senior Preferred Stock, shall have voting rights as specified in this Section A2.6(b). In the event of the occurrence of either of the foregoing events, such occurrence shall mark the beginning of a period (the "Default Period") which shall continue until such time as (i) Accrued Dividends on the Class B Senior Preferred Stock have been paid in full through the date of payment, or (ii) the failure to redeem shares of Class B Senior Preferred Stock as required by Section A2.4(a) has been cured by the Corporation. Any provision of the by-laws of the Corporation to the contrary notwithstanding, during any Default Period, the holders of shares of the Class B Senior Preferred Stock then outstanding shall have the exclusive and special right (but not the obligation), voting together with the holders of Senior Preferred Stock, as a class (each share of Class B Senior Preferred Stock and Senior Preferred Stock being entitled to one
     (1) vote), to elect one (1) director to the Board of Directors of the Corporation (the "Preferred Stock Director") and the number of directors constituting the Board of Directors of the Corporation shall be automatically increased in order to provide one (1) vacancy for the Preferred Stock Director. Upon written request, made at any time after the beginning of the Default Period, by the holders of not less than a majority of the shares of the Class B Senior Preferred Stock then outstanding, the Corporation shall call a special meeting of all of the stockholders of the Corporation, at which meeting the holders of shares of Class B Senior Preferred Stock, voting together with the holders of Senior Preferred Stock, as a class, shall elect the Preferred Stock Director as set forth above; provided, however, that if such meeting shall not have been called by the Corporation within ten (10) days after the beginning of a Default Period, such meeting may be called, upon like notice, at the expense of the Corporation, by the holders of not less than a majority of the outstanding shares of Class B Senior Preferred Stock and Senior Preferred Stock. After the first such election during any Default Period, the holders of the shares of Class B Senior Preferred Stock, voting together with the holders of Senior Preferred Stock, as a class, may continue to exercise their voting rights, as set forth above, at each annual meeting of the stockholders of the Corporation occurring during such Default Period. During any Default Period, no Preferred Stock Director may be removed from office without the vote or consent of the holders of a majority of the number of shares of the Class B Senior Preferred Stock and Senior Preferred Stock at the time outstanding. If at any time during a Default Period the directorship of the Preferred Stock Director is vacant, the secretary of the Corporation shall, upon the written request of the holders of shares representing at least a majority of the Class B Senior Preferred Stock and Senior Preferred Stock then outstanding, call a special meeting of all of the stockholders at the expense of the Corporation, upon the notice required for special meetings of stockholders. At any meeting held for the purpose of electing directors at which the holders of the Class B Senior Preferred Stock shall have the right, voting as a class, together with the holders of Senior Preferred Stock, to elect the Preferred Stock Director, the presence, in person or by proxy, of the holders of a majority of the Class B Senior Preferred Stock and Senior Preferred Stock then outstanding shall be required to constitute a quorum of the Class B Senior Preferred Stock and Senior Preferred Stock on such election. At any such meeting or adjournment thereof, the absence of the quorum of the Class B Senior Preferred Stock and Senior Preferred Stock shall not prevent the election of directors other than the Preferred Stock Director, and the absence of a quorum for the election of such other directors shall not prevent the election of the Preferred Stock Director, and in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock which lacks a quorum shall have the power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present. A vacancy in the directorship of the Preferred Stock Director may be filled only by the vote or written consent of holders of a majority of the shares of the outstanding Class B Senior Preferred Stock and Senior Preferred Stock. Upon termination of a Default Period, the term of office of the then Preferred Stock Director shall automatically terminate, the shares of Class B Senior Preferred Stock shall cease to have the voting rights specified in this Section A2.6(b), the number of directors constituting the Board of Directors of the Corporation shall be automatically reduced to eliminate the vacancy caused by the termination of the office of the Preferred Stock Director and all voting rights shall be vested exclusively in the holders of shares of Common Stock, subject to the revesting of voting rights in the shares of Class B Senior Preferred Stock and Senior Preferred Stock in the event of the beginning of another Default Period.

     7. Amendment. This certificate of incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Class B Senior Preferred Stock so as to affect them adversely (including, without limitation, providing for the creation of any new class of capital stock senior to, or on a parity with, the Class B Senior Preferred Stock as to dividends, redemption rights or on liquidation) without the affirmative vote of the holders of at least a majority of the outstanding shares of Class B Senior Preferred Stock, voting together as a single class. The Board of Directors reserves the right to act by resolution from time to time to decrease the number of shares which constitute Class B Senior Preferred Stock (but not below the number of shares thereof out-standing)."

The first sentence of Section B.2(a) of Article FOURTH is amended in its entirety to read as follows:

     "    (a)  In General.  Except as otherwise provided in Section A1.6(b),
     A2.6(b), B.1 and B.2(b), each share of Common Stock shall entitle the holder thereof to vote, in person or by proxy, at any and all meetings of the stockholders of the Corporation, or by written consent in lieu thereof, on all propositions submitted to vote or consent of stockholders."

Section 2 of Article SIXTH is amended in its entirety to read as follows:

     "    2.   Number, Tenure and Qualifications.  Subject to Sections
     A1.6(b), A2.6(b) and B.2(b) of Article Fourth hereof, the total number of directors which shall constitute the whole board shall be fixed from time to time in the manner provided in the by-laws of the Corporation and may be increased or decreased from time to time in the manner provided in the by-laws. Subject to Section A1.6(b) and A2.6(b) of Article FOURTH hereof, at each annual election of directors, the directors shall be elected to a term of office expiring at the next annual meeting of stockholders and shall hold office until their respective successors are elected and qualified. Directors need not be stockholders or residents of Delaware but must satisfy such other qualifications as may be provided in the by-laws."

      8. The Stockholders of the Corporation, by unanimous written consent, adopted resolutions authorizing, adopting and approving the aforesaid amendment to Articles FOURTH and SIXTH of the Third Restated Certificate of Incorporation of the Corporation.

     9. Except to the extent specifically provided to the contrary in this Certificate of Amendment, the terms, provisions and conditions of the Third Restated Certificate of Incorporation of the Corporation shall remain unamended and in full force and effect.

     10. This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, MONTGOMERY WARD HOLDING CORP. has caused this certificate to be signed by Bernard F. Brennan, its Chairman of the Board, and
attested by Spencer H. Heine, its Secretary, this       day of December, 1995.


                              MONTGOMERY WARD HOLDING CORP.


                              By:
                                   Bernard F. Brennan
                                   Chairman of the Board


(CORPORATE SEAL)



ATTEST:


By:
     Spencer H. Heine
     Secretary

                          CONSENT OF STOCKHOLDERS

                                    OF

                       MONTGOMERY WARD HOLDING CORP.

     The undersigned stockholders of MONTGOMERY WARD HOLDING CORP., a corporation organized and existing under and by virtue of the General Corpora-tion Law of the State of Delaware (the "Corporation"), holding at least a major-ity of the outstanding common stock of the Corporation ("Common Stock") and a majority of the outstanding preferred stock of the Corporation (the "Preferred Stock"), do hereby consent and agree to the adoption of the following recitals and resolutions pursuant to Section 228 of the General Corporation Law of the State of Delaware, in lieu of holding a special meeting of the stockholders of the Corporation:

     WHEREAS, the Board of Directors of the Corporation has adopted resolutions authorizing an amendment to the Certificate of Incorporation of the Corporation to authorize the issuance of a new class of senior preferred stock of the Corporation (the "Amendment"); and

     WHEREAS, the stockholders of the Corporation deem it desirable and in the best interest of the Corporation to amend the Certificate of Incorporation of the Corporation through the adoption of the Amendment,

     NOW, THEREFORE, BE IT RESOLVED: That the Amendment, in the form attached hereto as Exhibit A, is hereby approved and adopted.

     FURTHER RESOLVED: That the President or any Vice President of the Corporation, alone or with the Secretary or any Assistant Secretary of the Corporation, and each of them hereby are, authorized, empowered and directed to execute, deliver and file, in the name and on behalf of the Corporation, the Amendment, in substantially the form of Exhibit A attached hereto, with such changes thereto as such officers shall deem appropriate, the approval of which shall be conclusively established by the execution thereof.

     FURTHER RESOLVED: That this Consent may be signed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be a single document.


Dated:  December   , 1995


_______________________________________
Bernard F. Brennan


_______________________________________
Bernard F. Brennan, as Voting Trustee
under that certain Voting Trust under
Trust Agreement dated June 21, 1988




_______________________________________
Bernard F. Brennan, as Voting Trustee
under that certain Voting Trust under
Trust Agreement dated October 21, 1994




_______________________________________
Myron Lieberman, as Trustee of
the Brennan 1988 MW Trust


GENERAL ELECTRIC CAPITAL CORPORATION

By:____________________________________
Its:____________________________________

                                 EXHIBIT A

                         CERTIFICATE OF AMENDMENT
                                    TO
                       CERTIFICATE OF INCORPORATION
                                    OF
                       MONTGOMERY WARD HOLDING CORP.

     MONTGOMERY WARD HOLDING CORP., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:


1. The original Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 8, 1988 and re-corded in the Office of the Recorder of Kent County, Delaware. The name under which the Corporation was originally incorporated is BFB Acquisition Corp.

     2. The Certificate of Correction of Certificate of Incorporation of the Corporation was filed in the Office of the Secretary of State of Delaware on February 9, 1988.

     3. The original Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on June 17, 1988 and amendments thereto were filed on each of June 20, 1988; June 24, 1988; January 30, 1990; and March 20, 1992.

     4. The Second Restated Certificate of Incorporation of the Corporation was filed in the office of the Secretary of State of Delaware on June 25, 1992 and an amendment thereto was filed on April 27, 1994.

     5. The Third Restated Certificate of Incorporation was filed in the office of the Secretary of State of Delaware on June 28, 1994, and an amendment thereto was filed on October 25, 1994.

     6. The Board of Directors of the Corporation, by unanimous written consent, authorized, adopted and approved resolutions proposing and declaring advisable this amendment to the Third Restated Certificate of Incorporation of the Corporation, setting forth amendments to Articles FOURTH and SIXTH as follows:

     The introduction to Article FOURTH and Part A thereof are amended in their entirety to read as follows:

          "FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is fifty-seven million eight hundred thirteen thousand seven hundred fifty (57,813,750) consisting of the following amounts in the following designations:

               1. Common Stock. Fifty-seven million eight hundred twelve thousand (57,812,000) shares of Common Stock, par value one cent ($0.01) per share (hereinafter referred to as "Common Stock"), which shall consist of the following classes:

                    (a) thirty-two million eight hundred twelve thousand (32,812,000) shares of Class A Common Stock (hereinafter referred to as "Class A Common Stock"), which shall consist of the following series:

                         (i) twenty-five million (25,000,000) shares of Class A Common Stock, Series 1 (hereinafter referred to as "Class A Common Stock, Series 1"), and

                         (ii) five million four hundred twelve thousand
                    (5,412,000) shares of Class A Common Stock, Series 2 (hereinafter referred to as "Class A Common Stock, Series 2"), and

                         (iii)     two million four hundred thousand
                    (2,400,000) shares of Class A Common Stock, Series 3 (hereinafter referred to a "Class A Common Stock, Series 3"), and

                    (b)  twenty-five million (25,000,000) shares of Class
               B Common Stock (hereinafter referred to as the "Class B Common Stock").

               2. Preferred Stock. One thousand seven hundred fifty (1,750) shares of Preferred Stock, par value one dollar ($1.00) per share (hereinafter referred to as "Preferred Stock") which shall consist of the following classes:

                    (a) Seven hundred fifty (750) shares of Preferred Stock, par value one dollar ($1.00) per share (hereinafter referred to as "Senior Preferred Stock"), and

                    (b) One thousand (1,000) shares of Class B Preferred Stock, par value one dollar ($1.00) per share (hereinafter referred to as "Class B Senior Preferred Stock")

          Such shares of Common Stock and Preferred Stock may be issued for such consideration, not less than the par value thereof, as shall be fixed from time to time by the Board of Directors, and shares issued for not less than the consideration so fixed shall be fully paid and non-assessable.

          A statement of the powers, preferences, rights, qualifications, limitations, restrictions and the relative, participating, optional and other special rights in respect of the shares of each class or series of stock is as follows:


                         PART A.  PREFERRED STOCK

     Except as otherwise provided herein, each share of Senior Preferred Stock shall be identical in all respects to all other shares of Senior Preferred Stock and shall entitle the holder thereof to the same rights and privileges as to which the holders of the other shares of Senior Preferred Stock are entitled.

                     PART A1.  SENIOR PREFERRED STOCK

          1. Rank. The Senior Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank prior to the Common Stock and shall rank on a parity with the Class B Senior Preferred Stock.

          2.   Dividends.

               (a) In each year, the holders of the shares of Senior Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Common Stock, when and as declared by the Board of Directors, except as may be prohibited by Section A1.5, out of funds legally available for that purpose, cumulative cash dividends at the annual rate of four thousand eight hundred fifty dollars ($4,850) per share (the "Dividend Rate"), and no more, in equal quarterly payments of one thousand two hundred twelve dollars and fifty cents ($1,212.50) per share, on the last business day of March, June, September and December (each of such dates being a "Dividend Payment Date"), commencing with the Dividend Payment Date in June, 1994. The dividend payable on the Dividend Payment Date in June, 1994 with respect to any share of Senior Preferred Stock shall be the pro rata amount of the Dividend Rate based upon the number of days from and including the date of first issuance (the "Issuance Date") of the Senior Preferred Stock up to and including the Dividend Payment Date in June, 1994 and a 365-day year. (The period from the Issuance Date to the first Dividend Payment Date, and each quarterly period between consecutive Dividend Payment Dates, shall hereinafter be referred to as a "Dividend Period.") Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such date shall not be more than sixty (60) days nor less than ten (10) days prior to the respective Dividend Payment Date. Dividends on the Senior Preferred Stock shall be cumulative from the Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that:

                    (i) except as provided in Section A1.2(a)(ii), the Corporation shall not take any of the following actions:

                         (A) declare, order to pay any dividend on any class of stock ranking as to dividends or on liquidation junior to the Senior Preferred Stock (such junior stock being herein sometimes referred to as the "Stock Junior to the Senior Preferred Stock"), or

                         (B)  redeem any Stock Junior to the Senior
                    Preferred Stock,

               (each of such actions described in clauses A1.2(a)(i)(A) or (B) above being herein sometimes referred to as a "Junior Distribution" and the proposed date of each such action being herein sometimes referred to as a "Proposed Junior Distribution Date") if the Corporation shall not, on or before the Proposed Junior Distribution Date, have completed both of the following:

                              (1)  declared on the outstanding shares of
                         Senior Preferred Stock, and paid or set apart for payment, all "Accrued Dividends" (defined in Section A1.4(c)(i)) to the Proposed Junior Distribution Date; and

                              (2)  paid or deposited as required in this
                         Part A1 all amounts payable to holders of Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before the Proposed Junior Distribution Date; and

                    (ii) the Corporation may redeem or purchase any shares
               of Common Stock in accordance with either (x) the terms, conditions and provisions of the "Stockholders Agreement" (defined in Section B.1) or (y) the terms, conditions and provisions of the "Employee Stock Option Plan" (defined in Section B.1), if on or before the date of each such proposed Common Stock redemption or purchase (each such time, with respect to redemptions or purchases under either the Stockholders Agreement or the Employee Stock Option Plan, being herein sometimes referred to as a "Proposed Common Stock Repurchase Date"), the Corporation shall have:

                         (A) declared on the outstanding shares of Senior Preferred Stock, and paid or set apart for payment, all Accrued Dividends (defined in Section A1.4(c)(i)) through all Dividend Payment Dates occurring on or prior to such Proposed Common Stock Repurchase Date, and

                         (B) paid or deposited as required in this Part A1 all amounts payable to holders of Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before all "Mandatory Redemption Dates" (defined in Section A1.4(a)(i)) occurring on or prior to such Proposed Common Stock Repurchase Date.

          All dividends declared upon Senior Preferred Stock and any other class of stock ranking on a parity as to dividends with the Senior Preferred Stock (including, without limitation, the Class B Senior Preferred Stock) shall be declared pro rata per share. Accrued but unpaid dividends shall not bear interest.

               (b) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends to which each outstanding full share of the Senior Preferred Stock is entitled pursuant to Section A1.2(a) hereof, and all of such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared) and shall be payable in the same manner and at such times as provided for in Section A1.2(a) with respect to dividends on each outstanding full share of the Senior Preferred Stock.

          3.   Rights on Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of Senior Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, except as may be prohibited by Section A1.5, but before any payment shall be made to the holders of any stock ranking on liquidation junior to the Senior Preferred Stock, an amount equal to one hundred thousand dollars ($100,000) per share, plus an amount equal to Accrued Dividends (as defined in Section A1.4(c)(i)) to the date of payment (the "Liquidation Payment"). If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Senior Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Senior Preferred Stock, and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock (including, without limitation, the Class B Senior Preferred Stock), shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding up of the Corporation after payment shall have been made to the holders of shares of Senior Preferred Stock and any class of stock ranking on liquidation on a parity with the Senior Preferred Stock (including, without limitation, the Class B Senior Preferred Stock) of the full amount to which they shall be entitled as aforesaid, the holders of any class or classes of stock ranking on liquidation junior to the Senior Preferred Stock shall be entitled, to the exclusion of the holders of shares of Senior Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders.

               (b) The Liquidation Payment with respect to each fractional share of the Senior Preferred Stock outstanding or accrued but unpaid, shall be equal to a ratably proportionate amount of the Liquidation Payment with respect to each outstanding share of Senior Preferred Stock.

               (c) For the purposes of this Section A1.3, neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation, unless such transaction shall be in connection with the liquidation, dissolution or winding up of the Corporation.

          4.   Redemption.

               (a)  Mandatory Redemption.

                    (i) The holders of not less than a majority of the outstanding shares of Senior Preferred Stock may, by notice served on the Corporation, require the Corporation to redeem, on the date which is four (4) months after the effective date of such notice, but not prior to the date which is one day after the fifth anniversary of the Issuance Date, all or any portion, as set forth in such notice, of the outstanding shares of Senior Preferred Stock at a redemption price of (A) one hundred thousand dollars ($100,000) per share (payable in cash or other consideration as the Corporation and holders of a majority of the Senior Preferred Stock may agree), plus (B) an amount equal to Accrued Dividends (defined in Section A1.4(c)(i)) to the date of payment (the "Redemption Price") (each such date being herein sometimes referred to as a "Mandatory Redemption Date"). Such notice may be given from time to time with respect to any partial or full redemptions. Notice of every redemption pursuant to this Section A1.4(a) shall be personally delivered or sent by certified mail, postage prepaid and return receipt requested, to the Corporation at the address of its principal executive offices to the attention of its Secretary. Such notice shall be effective upon receipt by the Corporation. The procedures set forth in Section A1.4(b)(i) shall be followed for partial redemptions.

                    (ii) On and after any Mandatory Redemption Date (unless
               default shall be made by the Corporation in depositing moneys for the payment of the Redemption Price as hereinafter provided), all rights of the holders of shares of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price as hereinafter provided, shall cease and terminate.

                    (iii) The Corporation shall provide moneys for the payment of the Redemption Price by depositing on the Mandatory Redemption Date the amount thereof for the account of the holders of record of the Senior Preferred Stock entitled thereto with the Continental Bank N.A., or such other bank or trust company doing business in the City of Chicago, as may be designated by (A) the holders of not less than a majority of the outstanding shares of Senior Preferred Stock, and, failing said designation, (B) the Corporation, as paying agent for the benefit of such holders. The holders of the shares of Senior Preferred Stock redeemed shall surrender to the Corporation the certificates for the shares of Senior Preferred Stock so redeemed. Upon notification by such designated bank or trust company to the holders of the Senior Preferred Stock that such moneys representing the Redemption Price have been deposited by the Corporation, the shares designated for redemption shall no longer be outstanding, whether or not the certificates for the shares so redeemed have been received by the Corporation on the date of such notification and all rights relating thereto shall cease and terminate.

               (b)  Optional Redemption.

                    (i) So long as any shares of Senior Preferred Stock are outstanding, except as may be prohibited by Section A1.5, the Corporation may, at the option of the Board of Directors, at any time or from time to time after the Issuance Date, redeem the whole or any part of such Senior Preferred Stock. Any redemption pursuant to this Section A1.4(b)(i) shall be at the Redemption Price. If less than all the shares of Senior Preferred Stock at any time outstanding shall be called for redemption, the redemption shall be made pro rata with respect to such shares in such manner as may be prescribed by resolution of the Board of Directors. The date of each such redemption is herein sometimes referred to as an "Optional Redemption Date."

                    (ii) Notice of every redemption pursuant to this
               Section A1.4(b) shall be sent by first-class mail, postage prepaid, to the holders of record of the shares of Senior Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed not less than ten
               (10) business days in advance of the Optional Redemption Date to the holders of record of the shares of Senior Preferred Stock so to be redeemed. On and after the Optional Redemption Date, unless default shall be made by the Corporation in providing moneys to the bank or trust company for the account of the holders of record of the Senior Preferred Stock as provided in Section A1.4(a)(iii) for the payment of the Redemption Price, all rights of the holders of Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate whether or not the certificates for the shares so redeemed have been received by the Corporation as provided in Section A1.4(a)(iii). In this Section A1.4(b)(ii), a business day refers to any day, except a Saturday, Sunday or any day on which banks in the City of Chicago are authorized or required by law to close.

               (c)  Definitions.

                    (i) The term "Accrued Dividends" with respect to the Senior Preferred Stock shall mean, as of any given time, the then "Full Cumulative Dividends" (defined in Section A1.4(c)(ii)) less the amount of all dividends theretofore paid upon the relevant shares of Senior Preferred Stock.

                    (ii) The term "Full Cumulative Dividends" with respect
               to the Senior Preferred Stock shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends upon the relevant shares at the full rate fixed for Senior Preferred Stock as provided herein for the period of time elapsed from the date of issuance thereof to the date as of which Full Cumulative Dividends are computed.

               (d) Shares of Senior Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall not be reissued.

               (e) Each fractional share of the Senior Preferred Stock outstanding shall be entitled to a ratably proportionate fraction of the Redemption Price payable in respect of each outstanding full share of the Senior Preferred Stock pursuant to this Section A1.4, and such fraction of the price shall be payable in the same manner and at such times as provided for in this Section A1.4 with respect to redemptions of each outstanding full share of the Senior Preferred Stock.

               (f) The foregoing provisions of this Section A1.4 to the contrary notwithstanding but without limitation of the Corporation's obligations to make mandatory redemptions as required by Section A1.4(a), unless the Accrued Dividends on all outstanding shares of Senior Preferred Stock shall have been paid or contemporaneously are declared and paid through the date of a proposed optional redemption, none of the shares of Senior Preferred Stock shall be redeemed unless all outstanding shares of Senior Preferred Stock are simultaneously redeemed and the Corporation shall not purchase by optional redemption or otherwise acquire any shares of Senior Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Senior Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Senior Preferred Stock.

               (g) If fewer than all the outstanding shares of Senior Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors in accordance with the provisions of this Part A1, and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors.

     5. Restriction on Payments. Anything contained in this Article to the contrary notwithstanding, no cash dividends or dividends paid by transfer of any other property on shares of the Senior Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation, no distribution in respect of the Senior Preferred Stock shall be paid or set apart for payment by the Corporation, and no payment shall be made by the Corporation with respect to any redemption of the Senior Preferred Stock (such payments, distributions and settings aside being herein sometimes referred to collectively as "Distributions") at any time when the terms and provisions of any agreement to which the Corporation or any other member of the "Ward Group" (defined in Section B.1) is a party relating to indebtedness for money borrowed specifically prohibits or limits such Distribution (and such Distribution exceeds said limits), or such Distribution would constitute a breach, default or event of default thereunder.

     6.   Voting Rights.

          (a) Except as expressly provided in Section A1.6(b) or elsewhere in this certificate of incorporation or as required by law (in relation to which the holders of shares of Senior Preferred Stock shall be treated as a class), the holders of shares of Senior Preferred Stock shall not have voting rights and at every meeting of the stockholders of the Corporation, or by written consent in lieu of any such meeting, all voting power in the election of directors and/or for all other purposes shall be vested exclusively in the holders of shares of Common Stock. Without limitation of the next preceding sentence and without implication that the contrary would otherwise be true, no consent of the holders of Senior Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation of any class of stock of the Corporation junior in right as to dividends and upon liquidation to the Senior Preferred Stock, or (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

          (b) Anything elsewhere in this certificate of incorporation to the contrary notwithstanding, if (i) Accrued Dividends on the Senior Preferred Stock are not paid in full on any of four (4) consecutive Dividend Payment Dates, or (ii) the Corporation shall have failed to effect the redemption of shares of Senior Preferred Stock on a Mandatory Redemption Date as required in Section A1.4(a), the holders of shares of Senior Preferred Stock, together with the holders of Class B Senior Preferred Stock, shall have voting rights as specified in this Section A1.6(b). In the event of the occurrence of either of the foregoing events, such occurrence shall mark the beginning of a period (the "Default Period") which shall continue until such time as (i) Accrued Dividends on the Senior Preferred Stock have been paid in full through the date of payment, or (ii) the failure to redeem shares of Senior Preferred Stock as required by Section A1.4(a) has been cured by the Corporation. Any provision of the by-laws of the Corporation to the contrary notwithstanding, during any Default Period, the holders of shares of the Senior Preferred Stock then outstanding shall have the exclusive and special right (but not the obligation), voting together with the holders of Class B Senior Preferred Stock, as a class (each share of Senior Preferred Stock and Class B Senior Preferred Stock being entitled to one (1) vote), to elect one (1) director to the Board of Directors of the Corporation (the "Preferred Stock Director") and the number of directors constituting the Board of Directors of the Corporation shall be automatically increased in order to provide one (1) vacancy for the Preferred Stock Director. Upon written request, made at any time after the beginning of the Default Period, by the holders of not less than a majority of the shares of the Senior Preferred Stock then outstanding, the Corporation shall call a special meeting of all of the stockholders of the Corporation, at which meeting the holders of shares of Senior Preferred Stock, voting together with the holders of Class B Senior Preferred Stock, as a class, shall elect the Preferred Stock Director as set forth above; provided, however, that if such meeting shall not have been called by the Corporation within ten (10) days after the beginning of a Default Period, such meeting may be called, upon like notice, at the expense of the Corporation, by the holders of not less than a majority of the outstanding shares of Senior Preferred Stock and Class B Senior Preferred Stock. After the first such election during any Default Period, the holders of the shares of Senior Preferred Stock, voting together with the holders of Class B Senior Preferred Stock, as a class, may continue to exercise their voting rights, as set forth above, at each annual meeting of the stockholders of the Corporation occurring during such Default Period. During any Default Period, no Preferred Stock Director may be removed from office without the vote or consent of the holders of a majority of the number of shares of the Senior Preferred Stock and Class
     B Senior Preferred Stock at the time outstanding. If at any time during a Default Period the directorship of the Preferred Stock Director is vacant, the secretary of the Corporation shall, upon the written request of the holders of shares representing at least a majority of the Senior Preferred Stock and Class B Senior Preferred Stock then outstanding, call a special meeting of all of the stockholders at the expense of the Corporation, upon the notice required for special meetings of stockholders. At any meeting held for the purpose of electing directors at which the holders of the Senior Preferred Stock shall have the right, voting as a class, together with the holders of Class B Senior Preferred Stock, to elect the Preferred Stock Director, the presence, in person or by proxy, of the holders of a majority of the Senior Preferred Stock and Class B Senior Preferred Stock then outstanding shall be required to constitute a quorum of the Senior Preferred Stock and Class B Senior Preferred Stock on such election. At any such meeting or adjournment thereof, the absence of the quorum of the Senior Preferred Stock and Class B Senior Preferred Stock shall not prevent the election of directors other than the Preferred Stock Director, and the absence of a quorum for the election of such other directors shall not prevent the election of the Preferred Stock Director, and in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock which lacks a quorum shall have the power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present. A vacancy in the directorship of the Preferred Stock Director may be filled only by the vote or written consent of holders of a majority of the shares of the outstanding Senior Preferred Stock and Class B Senior Preferred Stock. Upon termination of a Default Period, the term of office of the then Preferred Stock Director shall automatically terminate, the shares of Senior Preferred Stock shall cease to have the voting rights specified in this Section A1.6(b), the number of directors constituting the Board of Directors of the Corporation shall be automatically reduced to eliminate the vacancy caused by the termination of the office of the Preferred Stock Director and all voting rights shall be vested exclusively in the holders of shares of Common Stock, subject to the revesting of voting rights in the shares of Senior Preferred Stock and Class B Senior Preferred Stock in the event of the beginning of another Default Period.

     7. Amendment. This certificate of incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Senior Preferred Stock so as to affect them adversely (including, without limitation, providing for the creation of any new class of capital stock senior to, or on a parity with, the Senior Preferred Stock as to dividends, redemption rights or on liquidation) without the affirma-tive vote of the holders of at least a majority of the outstanding shares of Senior Preferred Stock, voting together as a single class. The Board of Directors reserves the right to act by resolution from time to time to decrease the number of shares which constitute Senior Preferred Stock (but not below the number of shares thereof outstanding).

                 PART A2.  CLASS B SENIOR PREFERRED STOCK

          1. Rank. The Class B Senior Preferred Stock shall, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank prior to the Common Stock and shall rank on a parity with the Senior Preferred Stock.

          2.   Dividends.

               (a)  In each year, the holders of the shares of Class B
          Senior Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Common Stock, when and as declared by the Board of Directors, except as may be prohibited by Section A2.5, out of funds legally available for that purpose, cumulative cash dividends at the annual rate of ___________ dollars ($_______) per share (the
          "Dividend Rate"), and no more, in equal quarterly payments of ___________ dollars ($_______) per share, on the last business day of March, June, September and December (each of such dates being a "Dividend Payment Date"), commencing with the Dividend Payment Date in March, 1996. The dividend payable on the Dividend Payment Date in March, 1996 with respect to any share of Class B Senior Preferred Stock shall be the pro rata amount of the Dividend Rate based upon the number of days from and including the date of first issuance (the "Issuance Date") of the Class B Senior Preferred Stock up to and including the Dividend Payment Date in March, 1996 and a 365-day year. (The period from the Issuance Date to the first Dividend Payment Date, and each quarterly period between consecutive Dividend Payment Dates, shall hereinafter be referred to as a "Dividend Period.") Such dividends shall be paid to the holders of record at the close of business on the date specified by the Board of Directors of the Corporation at the time such dividend is declared; provided, however, that such date shall not be more than sixty (60) days nor less than ten (10) days prior to the respective Dividend Payment Date. Dividends on the Class B Senior Preferred Stock shall be cumulative from the Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that:

                    (i) except as provided in Section A2.2(a)(ii), the Corporation shall not take any of the following actions:

                         (A) declare, order to pay any dividend on any class of stock ranking as to dividends or on liquidation junior to the Class B Senior Preferred Stock (such junior stock being herein sometimes referred to as the "Stock Junior to the Class B Senior Preferred Stock"), or

                         (B)  redeem any Stock Junior to the Class B
                    Senior Preferred Stock,

               (each of such actions described in clauses A2.2(a)(i)(A) or (B) above being herein sometimes referred to as a "Junior Distribution" and the proposed date of each such action being herein sometimes referred to as a "Proposed Junior Distribution Date") if the Corporation shall not, on or before the Proposed Junior Distribution Date, have completed both of the following:

                              (1)  declared on the outstanding shares of
                         Class B Senior Preferred Stock, and paid or set apart for payment, all "Accrued Dividends" (defined in Section A2.4(c)(i)) to the Proposed Junior Distribution Date; and

                              (2)  paid or deposited as required in this
                         Part A2 all amounts payable to holders of Class B Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before the Proposed Junior Distribution Date; and

                    (ii) the Corporation may redeem or purchase any shares
               of Common Stock in accordance with either (x) the terms, conditions and provisions of the "Stockholders Agreement" (defined in Section B.1) or (y) the terms, conditions and provisions of the "Employee Stock Option Plan" (defined in Section B.1), if on or before the date of each such proposed Common Stock redemption or purchase (each such time, with respect to redemptions or purchases under either the Stockholders Agreement or the Employee Stock Option Plan, being herein sometimes referred to as a "Proposed Common Stock Repurchase Date"), the Corporation shall have:

                         (A)  declared on the outstanding shares of Class
                    B Senior Preferred Stock, and paid or set apart for payment, all Accrued Dividends (defined in Section A2.4(c)(i)) through all Dividend Payment Dates occurring on or prior to such Proposed Common Stock Repurchase Date, and

                         (B)  paid or deposited as required in this Part
                    A2 all amounts payable to holders of Class B Senior Preferred Stock in respect of all mandatory redemptions required to have been paid or deposited for their benefit on or before all "Mandatory Redemption Dates" (defined in Section A2.4(a)(i)) occurring on or prior to such Proposed Common Stock Repurchase Date.

          All dividends declared upon Class B Senior Preferred Stock and any other class of stock ranking on a parity as to dividends with the Class B Senior Preferred Stock (including, without limitation, the Senior Preferred Stock) shall be declared pro rata per share. Accrued but unpaid dividends shall not bear interest.

               (b) Each fractional share of the Class B Senior Preferred Stock outstanding shall be entitled to a ratably proportionate amount of all dividends to which each outstanding full share of the Class B Senior Preferred Stock is entitled pursuant to Section A2.2(a) hereof, and all of such dividends with respect to such outstanding fractional shares shall be fully cumulative and shall accrue (whether or not declared) and shall be payable in the same manner and at such times as provided for in Section A2.2(a) with respect to dividends on each outstanding full share of the Class B Senior Preferred Stock.

          3.   Rights on Liquidation, Dissolution or Winding Up.

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, the holders of shares of Class B Senior Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, except as may be prohibited by Section A2.5, but before any payment shall be made to the holders of any stock ranking on liquidation junior to the Class B Senior Preferred Stock, an amount equal to one hundred thousand dollars ($100,000) per share, plus an amount equal to Accrued Dividends (as defined in Section A2.4(c)(i)) to the date of payment (the "Liquidation Payment"). If upon any liquidation, dissolution or winding up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class B Senior Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Class B Senior Preferred Stock, and any class of stock ranking on liquidation on a parity with the Class B Senior Preferred Stock (including, without limitation, the Senior Preferred Stock), shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding up of the Corporation after payment shall have been made to the holders of shares of Class B Senior Preferred Stock and any class of stock ranking on liquidation on a parity with the Class B Senior Preferred Stock (including, without limitation, the Senior Preferred Stock) of the full amount to which they shall be entitled as aforesaid, the holders of any class or classes of stock ranking on liquidation junior to the Class B Senior Preferred Stock shall be entitled, to the exclusion of the holders of shares of Class B Senior Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders.

               (b) The Liquidation Payment with respect to each fractional share of the Class B Senior Preferred Stock outstanding or accrued but unpaid, shall be equal to a ratably proportionate amount of the Liquidation Payment with respect to each outstanding share of Class B Senior Preferred Stock.

               (c) For the purposes of this Section A2.3, neither the consolidation or merger of the Corporation into or with any other corporation or corporations, nor the sale or transfer by the Corporation of all or any part of its assets shall be deemed to be a liquidation, dissolution or winding up of the Corporation, unless such transaction shall be in connection with the liquidation, dissolution or winding up of the Corporation.

          4.   Redemption.

               (a)  Mandatory Redemption.

                    (i) The holders of not less than a majority of the outstanding shares of Class B Senior Preferred Stock may, by notice served on the Corporation, require the Corporation to redeem, on the date which is four (4) months after the effective date of such notice, but not prior to the date which is one day after the fifth anniversary of the Issuance Date, all or any portion, as set forth in such notice, of the outstanding shares of Class B Senior Preferred Stock at a redemption price of (A) one hundred thousand dollars ($100,000) per share (payable in cash or other consideration as the Corporation and holders of a majority of the Class B Senior Preferred Stock may agree), plus (B) an amount equal to Accrued Dividends (defined in Section A2.4(c)(i)) to the date of payment (the "Redemption Price") (each such date being herein sometimes referred to as a "Mandatory Redemption Date"). Such notice may be given from time to time with respect to any partial or full redemptions. Notice of every redemption pursuant to this Section A2.4(a) shall be personally delivered or sent by certified mail, postage prepaid and return receipt requested, to the Corporation at the address of its principal executive offices to the attention of its Secretary. Such notice shall be effective upon receipt by the Corporation. The procedures set forth in Section A2.4(b)(i) shall be followed for partial redemptions.

                    (ii) On and after any Mandatory Redemption Date (unless
               default shall be made by the Corporation in depositing moneys for the payment of the Redemption Price as hereinafter provided), all rights of the holders of shares of Class B Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Class B Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price as hereinafter provided, shall cease and terminate.

                    (iii) The Corporation shall provide moneys for the payment of the Redemption Price by depositing on the Mandatory Redemption Date the amount thereof for the account of the holders of record of the Class B Senior Preferred Stock entitled thereto with the Continental Bank N.A., or such other bank or trust company doing business in the City of Chicago, as may be designated by (A) the holders of not less than a majority of the outstanding shares of Class B Senior Preferred Stock, and, failing said designation, (B) the Corporation, as paying agent for the benefit of such holders. The holders of the shares of Class B Senior Preferred Stock redeemed shall surrender to the Corporation the certificates for the shares of Class B Senior Preferred Stock so redeemed. Upon notification by such designated bank or trust company to the holders of the Class B Senior Preferred Stock that such moneys representing the Redemption Price have been deposited by the Corporation, the shares designated for redemption shall no longer be outstanding, whether or not the certificates for the shares so redeemed have been received by the Corporation on the date of such notification and all rights relating thereto shall cease and terminate.

               (b)  Optional Redemption.

                    (i) So long as any shares of Class B Senior Preferred Stock are outstanding, except as may be prohibited by Section A2.5, the Corporation may, at the option of the Board of Directors, at any time or from time to time after the Issuance Date, redeem the whole or any part of such Class B Senior Preferred Stock. Any redemption pursuant to this Section A2.4(b)(i) shall be at the Redemption Price. If less than all the shares of Class B Senior Preferred Stock at any time outstanding shall be called for redemption, the redemption shall be made pro rata with respect to such shares in such manner as may be prescribed by resolution of the Board of Directors. The date of each such redemption is herein sometimes referred to as an "Optional Redemption Date."

                    (ii) Notice of every redemption pursuant to this
               Section A2.4(b) shall be sent by first-class mail, postage prepaid, to the holders of record of the shares of Class B Senior Preferred Stock so to be redeemed at their respective addresses as the same shall appear on the books of the Corporation. Such notice shall be mailed not less than ten
               (10) business days in advance of the Optional Redemption Date to the holders of record of the shares of Class B Senior Preferred Stock so to be redeemed. On and after the Optional Redemption Date, unless default shall be made by the Corporation in providing moneys to the bank or trust company for the account of the holders of record of the Class B Senior Preferred Stock as provided in Section A2.4(a)(iii) for the payment of the Redemption Price, all rights of the holders of Class B Senior Preferred Stock as stockholders of the Corporation with respect to those shares of Class B Senior Preferred Stock to be redeemed, except the right to receive the Redemption Price, shall cease and terminate whether or not the certificates for the shares so redeemed have been received by the Corporation as provided in Section A2.4(a)(iii). In this Section A2.4(b)(ii), a business day refers to any day, except a Saturday, Sunday or any day on which banks in the City of Chicago are authorized or required by law to close.

               (c)  Definitions.

                    (i) The term "Accrued Dividends" with respect to the Class B Senior Preferred Stock shall mean, as of any given time, the then "Full Cumulative Dividends" (defined in Section A2.4(c)(ii)) less the amount of all dividends theretofore paid upon the relevant shares of Class B Senior Preferred Stock.

                    (ii) The term "Full Cumulative Dividends" with respect
               to the Class B Senior Preferred Stock shall mean (whether or not in any Dividend Period, or any part thereof, in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends upon the relevant shares at the full rate fixed for Class B Senior Preferred Stock as provided herein for the period of time elapsed from the date of issuance thereof to the date as of which Full Cumulative Dividends are computed.

               (d) Shares of Class B Senior Preferred Stock which have been issued and reacquired in any manner, including shares purchased or redeemed or exchanged, shall not be reissued.

               (e) Each fractional share of the Class B Senior Preferred Stock outstanding shall be entitled to a ratably proportionate fraction of the Redemption Price payable in respect of each outstanding full share of the Class B Senior Preferred Stock pursuant to this Section A2.4, and such fraction of the price shall be payable in the same manner and at such times as provided for in this Section A2.4 with respect to redemptions of each outstanding full share of the Class B Senior Preferred Stock.

               (f) The foregoing provisions of this Section A2.4 to the contrary notwithstanding but without limitation of the Corporation's obligations to make mandatory redemptions as required by Section A2.4(a), unless the Accrued Dividends on all outstanding shares of Class B Senior Preferred Stock shall have been paid or contemporaneously are declared and paid through the date of a proposed optional redemption, none of the shares of Class B Senior Preferred Stock shall be redeemed unless all outstanding shares of Class B Senior Preferred Stock are simultaneously redeemed and the Corporation shall not purchase by optional redemption or otherwise acquire any shares of Class B Senior Preferred Stock; provided, however, that the foregoing shall not prevent the purchase or acquisition of shares of Class B Senior Preferred Stock pursuant to a purchase or exchange offer made on the same terms to holders of all outstanding shares of Class B Senior Preferred Stock.

               (g)  If fewer than all the outstanding shares of Class B
          Senior Preferred Stock are to be redeemed, the number of shares to be redeemed shall be determined by the Board of Directors in accordance with the provisions of this Part A2, and the shares to be redeemed shall be determined by lot or pro rata as may be determined by the Board of Directors.

     5. Restriction on Payments. Anything contained in this Article to the contrary notwithstanding, no cash dividends or dividends paid by transfer of any other property on shares of the Class B Senior Preferred Stock shall be declared by the Board of Directors or paid or set apart for payment by the Corporation, no distribution in respect of the Class B Senior Preferred Stock shall be paid or set apart for payment by the Corporation, and no payment shall be made by the Corporation with respect to any redemption of the Class B Senior Preferred Stock (such payments, distributions and settings aside being herein sometimes referred to collectively as "Distributions") at any time when the terms and provisions of any agreement to which the Corporation or any other member of the "Ward Group" (defined in Section B.1) is a party relating to indebtedness for money borrowed specifically prohibits or limits such Distribution (and such Distribution ex-ceeds said limits), or such Distribution would constitute a breach, default or event of default thereunder.

     6.   Voting Rights.

          (a) Except as expressly provided in Section A2.6(b) or elsewhere in this certificate of incorporation or as required by law (in relation to which the holders of shares of Class B Senior Preferred Stock shall be treated as a class), the holders of shares of Class B Senior Preferred Stock shall not have voting rights and at every meeting of the stockholders of the Corporation, or by written consent in lieu of any such meeting, all voting power in the election of directors and/or for all other purposes shall be vested exclusively in the holders of shares of Common Stock. Without limitation of the next preceding sentence and without implication that the contrary would otherwise be true, no consent of the holders of Class B Senior Preferred Stock shall be required for (a) the creation of any indebtedness of any kind of the Corporation, (b) the creation of any class of stock of the Corporation junior in right as to dividends and upon liquidation to the Class B Senior Preferred Stock, or
     (c) any increase or decrease in the amount of authorized Common Stock or any increase, decrease or change in the par value thereof.

          (b) Anything elsewhere in this certificate of incorporation to the contrary notwithstanding, if (i) Accrued Dividends on the Class B Senior Preferred Stock are not paid in full on any of four (4) consecutive Dividend Payment Dates, or (ii) the Corporation shall have failed to effect the redemption of shares of Class B Senior Preferred Stock on a Mandatory Redemption Date as required in Section A2.4(a), the holders of shares of Class B Senior Preferred Stock, together with the holders of Senior Preferred Stock, shall have voting rights as specified in this Section A2.6(b). In the event of the occurrence of either of the foregoing events, such occurrence shall mark the beginning of a period (the "Default Period") which shall continue until such time as (i) Accrued Dividends on the Class B Senior Preferred Stock have been paid in full through the date of payment, or (ii) the failure to redeem shares of Class B Senior Preferred Stock as required by Section A2.4(a) has been cured by the Corporation. Any provision of the by-laws of the Corporation to the contrary notwithstanding, during any Default Period, the holders of shares of the Class B Senior Preferred Stock then outstanding shall have the exclusive and special right (but not the obligation), voting together with the holders of Senior Preferred Stock, as a class (each share of Class B Senior Preferred Stock and Senior Preferred Stock being entitled to one
     (1) vote), to elect one (1) director to the Board of Directors of the Corporation (the "Preferred Stock Director") and the number of directors constituting the Board of Directors of the Corporation shall be automatically increased in order to provide one (1) vacancy for the Preferred Stock Director. Upon written request, made at any time after the beginning of the Default Period, by the holders of not less than a majority of the shares of the Class B Senior Preferred Stock then outstanding, the Corporation shall call a special meeting of all of the stockholders of the Corporation, at which meeting the holders of shares of Class B Senior Preferred Stock, voting together with the holders of Senior Preferred Stock, as a class, shall elect the Preferred Stock Director as set forth above; provided, however, that if such meeting shall not have been called by the Corporation within ten (10) days after the beginning of a Default Period, such meeting may be called, upon like notice, at the expense of the Corporation, by the holders of not less than a majority of the outstanding shares of Class B Senior Preferred Stock and Senior Preferred Stock. After the first such election during any Default Period, the holders of the shares of Class B Senior Preferred Stock, voting together with the holders of Senior Preferred Stock, as a class, may continue to exercise their voting rights, as set forth above, at each annual meeting of the stockholders of the Corporation occurring during such Default Period. During any Default Period, no Preferred Stock Director may be removed from office without the vote or consent of the holders of a majority of the number of shares of the Class B Senior Preferred Stock and Senior Preferred Stock at the time outstanding. If at any time during a Default Period the directorship of the Preferred Stock Director is vacant, the secretary of the Corporation shall, upon the written request of the holders of shares representing at least a majority of the Class B Senior Preferred Stock and Senior Preferred Stock then outstanding, call a special meeting of all of the stockholders at the expense of the Corporation, upon the notice required for special meetings of stockholders. At any meeting held for the purpose of electing directors at which the holders of the Class B Senior Preferred Stock shall have the right, voting as a class, together with the holders of Senior Preferred Stock, to elect the Preferred Stock Director, the presence, in person or by proxy, of the holders of a majority of the Class B Senior Preferred Stock and Senior Preferred Stock then outstanding shall be required to constitute a quorum of the Class B Senior Preferred Stock and Senior Preferred Stock on such election. At any such meeting or adjournment thereof, the absence of the quorum of the Class B Senior Preferred Stock and Senior Preferred Stock shall not prevent the election of directors other than the Preferred Stock Director, and the absence of a quorum for the election of such other directors shall not prevent the election of the Preferred Stock Director, and in the absence of either or both such quorums, a majority of the holders present in person or by proxy of the stock which lacks a quorum shall have the power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting until a quorum shall be present. A vacancy in the directorship of the Preferred Stock Director may be filled only by the vote or written consent of holders of a majority of the shares of the outstanding Class B Senior Preferred Stock and Senior Preferred Stock. Upon termination of a Default Period, the term of office of the then Preferred Stock Director shall automatically terminate, the shares of Class B Senior Preferred Stock shall cease to have the voting rights specified in this Section A2.6(b), the number of directors constituting the Board of Directors of the Corporation shall be automatically reduced to eliminate the vacancy caused by the termination of the office of the Preferred Stock Director and all voting rights shall be vested exclusively in the holders of shares of Common Stock, subject to the revesting of voting rights in the shares of Class B Senior Preferred Stock and Senior Preferred Stock in the event of the beginning of another Default Period.

     7. Amendment. This certificate of incorporation of the Corporation shall not be amended in any manner which would alter or change the powers, preferences or special rights of the Class B Senior Preferred Stock so as to affect them adversely (including, without limitation, providing for the creation of any new class of capital stock senior to, or on a parity with, the Class B Senior Preferred Stock as to dividends, redemption rights or on liquidation) without the affirmative vote of the holders of at least a majority of the outstanding shares of Class B Senior Preferred Stock, voting together as a single class. The Board of Directors reserves the right to act by resolution from time to time to decrease the number of shares which constitute Class B Senior Preferred Stock (but not below the number of shares thereof out-standing)."

The first sentence of Section B.2(a) of Article FOURTH is amended in its en-tirety to read as follows:

     "    (a)  In General.  Except as otherwise provided in Section A1.6(b),
     A2.6(b), B.1 and B.2(b), each share of Common Stock shall entitle the holder thereof to vote, in person or by proxy, at any and all meetings of the stockholders of the Corporation, or by written consent in lieu thereof, on all propositions submitted to vote or consent of stockholders."

Section 2 of Article SIXTH is amended in its entirety to read as follows:

     "    2.   Number, Tenure and Qualifications.  Subject to Sections
     A1.6(b), A2.6(b) and B.2(b) of Article Fourth hereof, the total number of directors which shall constitute the whole board shall be fixed from time to time in the manner provided in the by-laws of the Corporation and may be increased or decreased from time to time in the manner provided in the by-laws. Subject to Section A1.6(b) and A2.6(b) of Article FOURTH hereof, at each annual election of directors, the directors shall be elected to a term of office expiring at the next annual meeting of stockholders and shall hold office until their respective successors are elected and qualified. Directors need not be stockholders or residents of Delaware but must satisfy such other qualifications as may be provided in the by-laws."

      8. The Stockholders of the Corporation, by unanimous written consent, adopted resolutions authorizing, adopting and approving the aforesaid amendment to Articles FOURTH and SIXTH of the Third Restated Certificate of Incorporation of the Corporation.

     9. Except to the extent specifically provided to the contrary in this Certificate of Amendment, the terms, provisions and conditions of the Third Restated Certificate of Incorporation of the Corporation shall remain unamended and in full force and effect.

     10. This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, MONTGOMERY WARD HOLDING CORP. has caused this certificate to be signed by Bernard F. Brennan, its Chairman of the Board, and
attested by Spencer H. Heine, its Secretary, this       day of December, 1995.


                              MONTGOMERY WARD HOLDING CORP.


                              By:
                                   Bernard F. Brennan
                                   Chairman of the Board


(CORPORATE SEAL)



ATTEST:


By:
     Spencer H. Heine
     Secretary